SPARTAN(registered trademark) SHORT-INTERMEDIATE GOVERNMENT FUND
A FUND OF
FIDELITY FIXED-INCOME TRUST
AND
FIDELITY SHORT-INTERMEDIATE GOVERNMENT FUND
A FUND OF
FIDELITY CHARLES STREET TRUST

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888

NOTICE OF SPECIAL MEETING   S     OF SHAREHOLDERS

 To the Shareholders of Spartan Short-Intermediate Government Fund (Spartan Short-Intermediate) and Fidelity Short-Intermediate
Government Fund (Fidelity Short-Intermediate):

 NOTICE IS HEREBY GIVEN that Special Meetings of Shareholders (the Meetings) of Spartan Short-Intermediate and Fidelity Short-Intermediate (the funds) will be held at the office of Fidelity Fixed-Income Trust and Fidelity Charles Street Trust (the trusts), 82 Devonshire Street, Boston, Massachusetts 02109 on April 14, 1999, at 9:00 a.m. Eastern time. The purpose of the Meetings is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meetings or any adjournments thereof. Approval of each proposal will be determined solely by approval of the shareholders of the individual fund affected. It will not be necessary for both reorganizations to be approved for either of them to take place.

 (A) To approve an Agreement and Plan of Reorganization between Spartan Short-Intermediate and Fidelity Intermediate Government Income Fund (Intermediate Government), a fund of Fidelity Income Fund, providing for the transfer of all of the assets of Spartan Short-Intermediate to Intermediate Government in exchange solely for shares of beneficial interest of Intermediate Government and the assumption by Intermediate Government of Spartan Short-Intermediate's liabilities, followed by the distribution of Intermediate Government shares to shareholders of Spartan Short-Intermediate in liquidation of Spartan Short-Intermediate.

 (B) To approve an Agreement and Plan of Reorganization between Fidelity Short-Intermediate and Fidelity Intermediate Government
Income Fund (Intermediate Government)   , a fund of Fidelity Income
Fund,     providing for the transfer of all of the assets of Fidelity
Short-Intermediate to Intermediate Government in exchange solely for shares of beneficial interest of Intermediate Government and the assumption by Intermediate Government of Fidelity Short-Intermediate's liabilities, followed by the distribution of Intermediate Government shares to shareholders of Fidelity Short-Intermediate in liquidation of Fidelity Short-Intermediate.

 The Boards of Trustees have fixed the close of business on February 16, 1999 as the record date for the determination of the shareholders of each of Spartan Short-Intermediate and Fidelity Short-Intermediate entitled to notice of, and to vote at, such Meetings and any adjournments thereof.

By order of the Boards of Trustees,
ERIC D. ROITER, Secretary

February 16, 1999

YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND A MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

INSTRUCTIONS FOR EXECUTING PROXY CARD

 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

 1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.

 2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

 3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

       REGISTRATION                   VALID SIGNATURE

A. 1)  ABC Corp.                      John Smith, Treasurer

   2)  ABC Corp.                      John Smith, Treasurer

       c/o John Smith, Treasurer

B. 1)  ABC Corp. Profit Sharing Plan  Ann B. Collins, Trustee

   2)  ABC Trust                      Ann B. Collins, Trustee

   3)  Ann B. Collins, Trustee        Ann B. Collins, Trustee

       u/t/d 12/28/78

C. 1)  Anthony B. Craft, Cust.        Anthony B. Craft

       f/b/o Anthony B. Craft, Jr.

       UGMA


SPARTAN(registered trademark) SHORT-INTERMEDIATE GOVERNMENT FUND
A FUND OF
FIDELITY FIXED-INCOME TRUST
AND
FIDELITY SHORT-INTERMEDIATE GOVERNMENT FUND
A FUND OF
FIDELITY CHARLES STREET TRUST

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888

PROXY STATEMENT AND PROSPECTUS

FEBRUARY 16, 1999

 This Proxy Statement and Prospectus (Proxy Statement) is being furnished to shareholders of Spartan Short-Intermediate Government Fund (Spartan Short-Intermediate), a fund of Fidelity Fixed-Income Trust, and Fidelity Short-Intermediate Government Fund (Fidelity Short-Intermediate), a fund of Fidelity Charles Street Trust (the funds), in connection with the solicitation of proxies by the trusts' Boards of Trustees for use at the Special Meetings of Shareholders of Spartan Short-Intermediate and Fidelity Short-Intermediate and at any adjournments thereof (the Meetings).

 The Meetings will be held on Wednesday, April 14, 1999 at 9:00 a.m. Eastern time at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trusts.

 As more fully described in the Proxy Statement, the purpose of each Meeting is to vote on a proposed reorganization (a Reorganization). Pursuant to each Agreement and Plan of Reorganization (the Agreements), each of Spartan Short-Intermediate and Fidelity Short-Intermediate would transfer all of its assets to Intermediate Government in exchange solely for shares of beneficial interest of Intermediate Government and the assumption by Intermediate Government of Spartan Short-Intermediate's and Fidelity Short-Intermediate's liabilities. The number of shares to be issued in each proposed Reorganization will be based upon each fund's net asset value relative to the net asset value per share of Intermediate Government at the time of the exchange. As provided in the Agreements, Spartan Short-Intermediate and Fidelity Short-Intermediate will distribute shares of Intermediate Government to their shareholders in liquidation of Spartan Short-Intermediate and Fidelity Short-Intermediate on April 22, 1999 and April 29, 1999, respectively, or such other dates as the parties may agree (the Closing Dates). Approval of each Reorganization will be determined solely by approval of the shareholders of the individual fund affected. It will not be necessary for both Reorganizations to be approved for either of them to take place.

 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

 Intermediate Government is a bond fund, a diversified fund of Fidelity Income Fund, an open-end management investment company
organized as a Massachusetts business trust on    August 7, 1984    .
Intermediate Government's investment objective is to seek a high level of current income with preservation of capital by investing in U.S. Government securities and instruments related to U.S. Government securities while maintaining a dollar-weighted average maturity of three to ten years.

 This Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Reorganizations and Intermediate Government that a shareholder should know before voting on a proposed Reorganization. The Statement of Additional Information dated February 16, 1999 relating to this Proxy Statement has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. This Proxy Statement is accompanied
by the Prospectus, dated September 21, 1998    and supplemented on
January 1, 1999,     which offers shares of Intermediate Government.
The Statement of Additional Information for Intermediate Government, dated September 21, 1998 and supplemented on October 8, 1998, is available upon request. Attachment 1 contains excerpts from the Annual Report of Intermediate Government dated July 31, 1998. The Prospectus and Statement of Additional Information for Intermediate Government have been filed with the SEC and are incorporated herein by reference. A Prospectus and Statement of Additional Information for Spartan Short-Intermediate, dated June 26, 1998 and a supplement to the Prospectus dated December 7, 1998, and a Prospectus and Statement of Additional Information for Fidelity Short-Intermediate, dated November 24, 1998 and a supplement to the Prospectus dated December 7, 1998, have been filed with the SEC and are incorporated herein by reference. Copies of these documents may be obtained without charge by contacting Fidelity Fixed-Income Trust, Fidelity Charles Street Trust, or Fidelity Income Fund at Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts 02109 or by calling 1-800-544-8888.

TABLE OF CONTENTS

Voting Information                                                   1
Synopsis                                                             3
Comparison Of Other Policies Of The Funds                           13
Comparison Of Principal Risk Factors                                17
The Proposed Transactions                                           18
Additional Information About Fidelity Intermediate
Government Income Fund                                              28
Miscellaneous                                                       30
Attachment 1. Excerpts From The Annual Report Of Fidelity
Intermediate Government Income Fund Dated July 31, 1998             31
Attachment 2. Annual Fund Operating Expenses and Examples of Fund
Expenses for Certain Reorganizations                                37
Exhibit 1. Form Of Agreement and Plan of Reorganization between Fidelity Intermediate Government Income Fund and Spartan
Short-Intermediate Government Fund                                  19
Exhibit 2. Form Of Agreement and Plan of Reorganization between Fidelity Intermediate Government Income Fund and Fidelity
Short-Intermediate Government Fund                                  52

PROXY STATEMENT AND PROSPECTUS
SPECIAL MEETINGS OF SHAREHOLDERS OF
SPARTAN SHORT-INTERMEDIATE GOVERNMENT FUND
A FUND OF
FIDELITY FIXED-INCOME TRUST
AND
FIDELITY SHORT-INTERMEDIATE GOVERNMENT FUND
A FUND OF
FIDELITY CHARLES STREET TRUST
TO BE HELD ON APRIL 14, 1999

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888

VOTING INFORMATION

 This Proxy Statement and Prospectus (Proxy Statement) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Boards of Trustees of Fidelity Fixed-Income Trust and Fidelity Charles Street Trust (the trusts) to be used at the Special Meetings of Shareholders of Spartan Short-Intermediate Government Fund (Spartan Short-Intermediate) and Fidelity Short-Intermediate Government Fund (Fidelity Short-Intermediate) (the funds) and at any adjournments thereof (the Meetings), each to be held on April 14, 1999, at 9:00 a.m. Eastern time at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trusts and Fidelity Management & Research Company (FMR), the funds' investment adviser.

 The purpose of the Meetings is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about February 16, 1999. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trusts. In addition, D.F. King & Co., Inc. and/or Management Information Services Corp. may be paid on a per-call basis to solicit shareholders on behalf of the funds at an anticipated cost of approximately $2,000 and $3,000, for Spartan Short-Intermediate and Fidelity Short-Intermediate, respectively. For Spartan Short-Intermediate, the expenses incurred in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be borne by FMR. FMR will reimburse brokerage firms and others for their reasonable expenses incurred in forwarding solicitation material to the beneficial owners of shares. For Fidelity Short-Intermediate, the expenses incurred in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the fund. The fund will reimburse brokerage firms and others for their reasonable expenses incurred in forwarding solicitation material to the beneficial owners of shares.

 If the enclosed proxy card for the applicable Meeting is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the applicable trust, by the execution of a later-dated proxy card, or by attending the applicable Meeting and voting in person.

 All proxy cards solicited by the Boards of Trustees that are properly executed and received by the Secretary prior to the applicable Meeting, and which are not revoked, will be voted at the applicable Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted toward establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at a Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether a proposal is approved.

 Spartan Short-Intermediate and Fidelity Short-Intermediate may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of Spartan Short-Intermediate and Fidelity Short-Intermediate at an anticipated cost of approximately $3,000 and $4,000, respectively. For Spartan Short-Intermediate, the expenses incurred in connection with telephone voting will be borne by FMR. For Fidelity Short-Intermediate, the expenses incurred in connection with telephone voting will be paid by the fund. If a fund records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies given by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

 If a quorum is not present at a Meeting, or if a quorum is present at a Meeting but sufficient votes to approve a proposed item are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of a Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on an item in this Proxy Statement or on any other business properly presented at a Meeting prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

 Shares of each fund and of Fidelity Intermediate Government Income Fund (Intermediate Government) issued and outstanding on November 30, 1998 are listed below.

Spartan Short-Intermediate   7,958,442

Fidelity Short-Intermediate  14,046,947

Intermediate Government      76,572,674


 Shareholders of record of Spartan Short-Intermediate and Fidelity Short-Intermediate at the close of business on February 16, 1999 will be entitled to vote at the applicable Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

 As of November 30, 1998, the Trustees, Members of the Advisory Board, and officers of each fund owned, in the aggregate, less than 1% of
each fund's total outstanding shares. As of November 30, 1998,    the
Bank of New York, New York, NY     owned of record or beneficially
6.24% of Fidelity Short-Intermediate's outstanding shares.

 To the knowledge of each trust and each fund, no other shareholder owned of record or beneficially 5% or more of the outstanding shares of its respective fund on that date. If both Reorganizations became effective on November 30, 1998, there would have been no shareholder who owned of record 5% or more of the outstanding shares of the combined fund as a result of the Reorganizations. If only the Spartan Short-Intermediate Reorganization became effective on November 30, 1998, there would have been no shareholder who owned of record 5% or more of the outstanding shares of the combined fund as a result of the Reorganization. If only the Fidelity Short-Intermediate Reorganization became effective on November 30, 1998, there would have been no shareholder who owned of record 5% or more of the outstanding shares of the combined fund as a result of the Reorganization.

VOTE REQUIRED: APPROVAL OF EACH REORGANIZATION REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF SPARTAN SHORT-INTERMEDIATE OR FIDELITY SHORT-INTERMEDIATE, AS APPLICABLE. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT A MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.

SYNOPSIS

 The following is a summary of certain information contained elsewhere in this Proxy Statement, in the Agreements, and in the Prospectuses of Spartan Short-Intermediate, Fidelity Short-Intermediate, and Intermediate Government, which are incorporated herein by this reference. Shareholders should read the entire Proxy Statement and the Prospectus of Intermediate Government for more complete information.

 The proposed reorganizations (the Reorganizations) would merge Spartan Short-Intermediate and Fidelity Short-Intermediate into Intermediate Government, a bond fund also managed by FMR. If the Reorganizations are approved, Spartan Short-Intermediate and Fidelity Short-Intermediate will cease to exist and current shareholders of each fund will become shareholders of Intermediate Government instead. Approval of each Reorganization will be determined solely by approval of the shareholders of the individual fund affected. It will not be necessary for both of the Reorganizations to be approved for either one of them to take place.

INVESTMENT OBJECTIVES AND POLICIES

 The following paragraphs summarize the investment objectives and policy differences between Spartan Short-Intermediate, Fidelity
Short-Intermediate, and Intermediate Government.

 Spartan Short-Intermediate, Fidelity Short-Intermediate, and
Intermediate Government have substantially similar investment objectives: to seek a high level of current income as is consistent with the preservation of capital.

 The funds invest only in U.S. Government securities, repurchase agreements and other instruments related to U.S. Government securities under normal conditions. FMR, the funds' investment adviser, normally invests at least 65% of each fund's total assets in U.S. Government securities and in repurchase agreements for U.S. Government securities.

 The main differences among the funds are their average maturity and their interest rate risk. Both Fidelity Short-Intermediate and Spartan Short-Intermediate seek to maintain an average maturity between two and five years and are managed to have similar overall interest rate risk to an index of U.S. Government bonds with maturities between one and five years. Intermediate Government, by contrast, seeks to maintain an average maturity between three and ten years and is managed to have similar overall interest rate risk to an index of U.S. Government bonds with maturities between one and ten years. Intermediate Government, therefore, has a longer average maturity and greater interest rate risk than both Spartan Short-Intermediate and Fidelity Short-Intermediate.

EXPENSE STRUCTURES

 Spartan Short-Intermediate and Intermediate Government have similar contractual expense structures. Fidelity Short-Intermediate and Intermediate Government differ with respect to their contractual expense structures. Each of the three funds pays a monthly management fee to FMR. Spartan Short-Intermediate and Intermediate Government each pays an all-inclusive management fee to FMR (at an annual rate of 0.65% of average net assets) which covers substantially all of each fund's expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses). Fidelity Short-Intermediate, by contrast, pays its management fee and other expenses separately. Its management fee and other expenses, as a percentage of its average net assets, vary from year to year. Fidelity Short-Intermediate's total operating expenses (the sum of its management fee and other expenses) were 0.79% of its average net assets for the 12 months ended July 31, 1998. If one or both of the Reorganizations are approved, FMR has agreed to limit the combined fund's total operating expenses to 0.63% of its average net assets through June 30, 2001 (excluding interest, taxes, brokerage commissions and extraordinary expenses). After that date, the combined fund's expenses could increase.

 In sum, the proposed Spartan Short-Intermediate merger would provide Spartan Short-Intermediate shareholders with the opportunity to participate in a larger, similar fund with greater interest rate risk and expenses guaranteed to be lower than Spartan Short-Intermediate's for more than two years. Greater interest rate risk would likely result in better relative performance during periods of falling interest rates and worse relative performance during periods of rising interest rates. Intermediate Government has had better historical performance and greater interest rate risk than Spartan Short-Intermediate.

 In sum, the proposed Fidelity Short-Intermediate merger would provide Fidelity Short-Intermediate shareholders with the opportunity to participate in a larger, similar fund with greater interest rate risk and expenses guaranteed to be lower than Fidelity Short-Intermediate's for more than two years. Greater interest rate risk would likely result in better relative performance during periods of falling interest rates and worse relative performance during periods of rising interest rates. Intermediate Government has had better historical performance and greater interest rate risk than Fidelity Short-Intermediate.

 The Boards of Trustees believe that each Reorganization would benefit Spartan Short-Intermediate and Fidelity Short-Intermediate shareholders, as applicable, and recommend that shareholders vote in favor of the applicable Reorganization.

THE PROPOSED REORGANIZATIONS

 Shareholders of Spartan Short-Intermediate and Fidelity Short-Intermediate will be asked at the Meetings to vote upon and approve a Reorganization and an Agreement, which provides for the acquisition by Intermediate Government of all of the assets of Spartan Short-Intermediate or Fidelity Short-Intermediate, as applicable, in exchange solely for shares of Intermediate Government and the assumption by Intermediate Government of the liabilities of Spartan
Short-Intermediate    or     Fidelity Short-Intermediate,    as
applicable    . Spartan Short-Intermediate and Fidelity
Short-Intermediate will each then distribute the shares of Intermediate Government to its respective shareholders, so that each shareholder will receive the number of full and fractional shares of Intermediate Government equal in value to the aggregate net asset value of the shareholder's shares of Spartan Short-Intermediate or Fidelity Short-Intermediate on the applicable Closing Date (defined below). The exchange of Spartan Short-Intermediate's and Fidelity Short-Intermediate's assets for Intermediate Government's shares will occur as of the close of business of the New York Stock Exchange
(NYSE) on April 22, 1999 and April 29, 1999, respectively, or such other time and date as the parties may agree (the Closing Dates). Spartan Short-Intermediate and Fidelity Short-Intermediate will then be liquidated as soon as practicable thereafter. Approval of each Reorganization will be determined solely by approval of the shareholders of the individual fund affected.

 Each fund has received an opinion of counsel that the applicable Reorganization will not result in any gain or loss for federal income tax purposes either to Spartan Short-Intermediate or Fidelity Short-Intermediate, or to the shareholders of each fund. The rights and privileges of the former shareholders of Spartan Short-Intermediate and Fidelity Short-Intermediate will be effectively unchanged by the Reorganizations, except as described on page 11 under the heading "Forms of Organization."

COMPARATIVE FEE TABLES

 Each fund pays a management fee to FMR for managing its investments and business affairs which is calculated and paid to FMR every month.

 Spartan Short-Intermediate and Intermediate Government each pays FMR a management fee at an annual rate of 0.65% of its respective average net assets. FMR not only provides each fund with investment advisory and research services, but also pays all of each fund's expenses, with the exception of fees and expenses of the non-interested Trustees, interest, taxes, brokerage commissions (if any), and such non-recurring expenses as may arise, including costs of any litigation to which a fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. The management fee that each fund pays FMR is reduced by an amount equal to the fees and expenses paid by that fund to the non-interested Trustees.

 In contrast, Fidelity Short-Intermediate pays a management fee and other expenses separately. Fidelity Short-Intermediate's management fee is calculated by adding a group fee rate to an individual fund fee rate, and multiplying the result by the fund's monthly average net assets. The group fee rate is based on the monthly average net assets of all mutual funds advised by FMR. The individual fund fee rate is 0.30% of the fund's average net assets. In addition to the management fee payable by the fund, Fidelity Short-Intermediate also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. For the 12 months ended July 31, 1998, Fidelity Short-Intermediate's management fee was 0.44% of its average net assets and its total operating expenses were 0.79% of its average net assets.

 If shareholders approve one or both of the Reorganizations, the combined fund will retain Intermediate Government's expense structure, requiring payment of an all-inclusive management fee. FMR has agreed
to limit the combined fund's total operating expenses to 0.63%    of
its average net assets     (excluding interest, taxes, brokerage
commissions and extraordinary expenses) through June 30, 2001. The expense limitation would lower Spartan Short-Intermediate's total operating expenses from 0.65% to 0.63% of its average net assets. The expense limitation would lower Fidelity Short-Intermediate's total operating expenses from 0.79% (for the 12 months ended July 31, 1998) to 0.63% of the fund's average net assets. The expense limitation
would begin on the    first     business day after the Closing Date of
the first Reorganization. After June 30, 2001, the combined fund's expenses could increase. If a proposed Reorganization is not approved, that fund will maintain its current fee structure. For more information about the funds' current fees, refer to their Prospectuses.

 The table on the following page shows the fees and expenses for each fund for the 12 months ended July 31, 1998, adjusted to reflect current fees, and pro forma fees for the combined fund based on the same time period after giving effect to the Reorganizations, including the effect of FMR's guaranteed expense limitation of 0.63% of average net assets through June 30, 2001 (excluding interest, taxes, brokerage commissions and extraordinary expenses).

ANNUAL FUND OPERATING EXPENSES

 Annual fund operating expenses are paid out of each fund's assets. Expenses are factored into each fund's share price or dividends and are not charged directly to shareholder accounts. The following figures are based on historical expenses, adjusted to reflect current fees, of each fund and are calculated as a percentage of average net assets of each fund. Attachment 2 provides expense information for the combined fund if either one of the Reorganizations is not approved.

IF BOTH REORGANIZATIONS ARE APPROVED:

                          Spartan Short- Intermediate  Fidelity Short- Intermediate  Intermediate Government


Management Fee            0.65%                        0.44%                         0.65%

12b-1 Fee                 None                         None                          None

Other Expenses            0.00%                        0.35%                         0.00%

Total Operating Expenses  0.65%                        0.79%                         0.65%



                          Pro Forma Expenses* -
                          Combined Fund

Management Fee            0.63% (after reimbursement)

12b-1 Fee                 None

Other Expenses            0.00%

Total Operating Expenses  0.63% (after reimbursement)


* If one or both of the Reorganizations are approved, FMR has agreed to limit the total operating expenses of the combined fund to 0.63% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses) through June 30, 2001. If this agreement were not in effect, the combined fund's management fee, other expenses, and total operating expenses would be 0.65%, 0.00%, and 0.65%, respectively.

EXAMPLES OF EFFECT OF FUND EXPENSES

 The following table illustrates the expenses on a hypothetical $1,000 investment in each fund under the current and pro forma (combined
fund) expenses (after reimbursement    effective through June 30,
2001     for the combined fund) calculated at the rates stated above, assuming a 5% annual return. Attachment 2 provides examples of the
effect of fund expenses for the combined fund    if either one of the
Reorganizations is     not approved.

IF BOTH REORGANIZATIONS ARE APPROVED:

          Spartan Short-Intermediate  Fidelity Short-Intermediate  Intermediate Government  Combined Fund (Pro Forma)

1 year    $ 7                         $ 8                          $ 7                      $ 6

3 years   $ 21                        $ 25                         $ 21                     $ 20

5 years   $ 36                        $ 44                         $ 36                     $ 35

10 years  $ 81                        $ 98                         $ 81                     $ 79


 These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. These examples illustrate the effect of expenses but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any fund.

COMBINED CAPITALIZATION

 The following table shows the capitalization of the funds as of July 31, 1998 and on a pro forma combined basis (unaudited) as of that date giving effect to both Reorganizations.

                             Net Assets     Net Asset Value  Per Share  Shares Outstanding

Spartan Short-Intermediate   $ 75,535,644   $ 9.38                       8,053,544

Fidelity Short-Intermediate  $ 127,761,710  $ 9.37                       13,639,898

Intermediate Government      $ 703,830,764  $ 9.78                       71,942,356

Pro Forma Combined Fund      $ 907,128,118  $ 9.78                       92,729,407


FORMS OF ORGANIZATION

 Spartan Short-Intermediate and Fidelity Short-Intermediate are diversified funds of Fidelity Fixed-Income Trust and Fidelity Charles Street Trust, respectively, both open-end management investment companies. Fidelity Fixed-Income Trust and Fidelity Charles Street
Trust were organized as Massachusetts business trusts on    September
5, 1984 and July 7, 1981,     respectively. Intermediate Government is
a diversified fund of Fidelity Income Fund, an open-end management investment company organized as a Massachusetts business trust on
   August 7, 1984    . Each trust is authorized to issue an unlimited
number of shares of beneficial interest. The Declarations of Trust under which Spartan Short-Intermediate and Fidelity Short-Intermediate are organized require shareholder approval to reorganize or terminate the trust or any of its series and to amend the Declaration of Trust. The Declaration of Trust under which Intermediate Government is organized permits the Trustees, subject to the Investment Company Act of 1940 and applicable state law, to reorganize or terminate the trust or any of its series without shareholder approval. Also, it permits the Trustees, with certain exceptions, to amend the Declaration of
Trust without shareholder approval. Therefore,    if shareholders
approve the Reorganization of their fund    , they would become
shareholders of a fund organized under a Declaration of Trust that gives Trustees broader powers, subject to the limitations of the 1940 Act and applicable state law. For more information regarding shareholder rights, refer to the section of each fund's Statement of Additional Information called "Description of the Trust."

INVESTMENT OBJECTIVES AND POLICIES

 The investment objective of Spartan Short-Intermediate and Fidelity Short-Intermediate, to seek as high a level of current income as is consistent with the preservation of capital, is substantially the same as the investment objective of Intermediate Government, which seeks a high level of current income as is consistent with the preservation of capital. Each fund attempts to achieve its objective by investing in U.S. Government securities, repurchase agreements, and other instruments related to U.S. Government securities under normal conditions.

INVESTMENT POLICIES AND CHARACTERISTICS

 The following table summarizes the funds' investment policies and characteristics.

                             Overall Interest Rate Risk  Average  Maturity Policy  Average Maturity  as of
                                                                                   November 30, 1998

Spartan Short-Intermediate   1-5 years                   2-5 years                 3.3 years

Fidelity Short-Intermediate  1-5 years                   2-5 years                 3.4 years

Intermediate Government      1-10 years                  3-10 years                4.7 years


SPARTAN SHORT-INTERMEDIATE

 Spartan Short-Intermediate maintains a shorter average maturity than Intermediate Government. Spartan Short-Intermediate normally maintains an average maturity between two and five years. FMR manages Spartan Short-Intermediate to have similar overall interest rate risk to the Lehman Brothers 1-5 Year U.S. Government Bond Index, an index of U.S. Government fixed-rate debt issues with maturities between one and five years. By contrast, Intermediate Government normally maintains an average maturity between three and ten years. FMR manages Intermediate Government to have similar overall interest rate risk to the Lehman Brothers Intermediate Government Bond Index, an index of U.S. Government fixed-rate debt issues with maturities between one and ten years. On November 30, 1998, Spartan Short-Intermediate's average maturity was 3.3 years, and Intermediate Government's average maturity was 4.7 years.

 If Spartan Short-Intermediate shareholders approve the Reorganization, FMR may sell shorter-term securities held by Spartan Short-Intermediate in the period between shareholder approval and the Closing Date. Such selling could cause the average maturity of Spartan Short-Intermediate to rise above five years during this period. Any transaction costs associated with such portfolio adjustments will be borne by Spartan Short-Intermediate.

FIDELITY SHORT-INTERMEDIATE

 Fidelity Short-Intermediate maintains a shorter average maturity than Intermediate Government. Fidelity Short-Intermediate normally maintains an average maturity between two and five years. FMR manages Fidelity Short-Intermediate to have similar overall interest rate risk to the Lehman Brothers 1-5 Year U.S. Government Bond Index, an index of U.S. Government fixed-rate debt issues with maturities between one and five years. By contrast, Intermediate Government normally maintains an average maturity between three and ten years. FMR manages Intermediate Government to have similar overall interest rate risk to the Lehman Brothers Intermediate Government Bond Index, an index of U.S. Government fixed-rate debt issues with maturities between one and ten years. On November 30, 1998, Fidelity Short-Intermediate's average maturity was 3.4 years, and Intermediate Government's average maturity was 4.7 years.

 If Fidelity Short-Intermediate shareholders approve the Reorganization, FMR may sell shorter-term securities held by Fidelity Short-Intermediate in the period between shareholder approval and the Closing Date. Such selling could cause the average maturity of Fidelity Short-Intermediate to rise above five years during this period. Any transaction costs associated with such portfolio adjustments will be borne by Fidelity Short-Intermediate.

 The investment objectives of Spartan Short-Intermediate, Fidelity Short-Intermediate, and Intermediate Government are fundamental and may not be changed without the approval of a vote of at least a majority of the outstanding voting securities of the applicable fund. There can be no assurance that any fund will achieve its objective. With the exception of fundamental policies, investment policies of the funds can be changed without shareholder approval.

PERFORMANCE COMPARISONS OF THE FUNDS

 The following table compares the funds' average annual total returns for the periods indicated. Please note that total returns are based on past results and are not an indication of future performance.


                              Year-By-Year Total Returns
                              (periods ended December 31)

                              1994                         1995    1996   1997   1998*

Spartan Short-Intermediate**  (0.52)%                      12.29%  4.27%  6.61%  6.05%

Fidelity Short-Intermediate   (1.38)%                      11.86%  4.06%  6.61%  5.94%

Intermediate Government**     (0.95%)                      13.93%  4.14%  7.70%  7.37%



* Through    September 30, 1998

** If the fund had not been in reimbursement during the periods shown, total returns would have been lower.
 The following table compares each fund's individual cumulative total returns for the periods indicated. Please note that cumulative total returns are based on past results and are not an indication of future performance.


                             Cumulative Total Returns
                             (periods ended September 30,
                             1998)

                                                           1 Year  3 Year

Spartan Short-Intermediate*                                7.97%   21.26%

Fidelity Short-Intermediate                                7.82%   20.64%

Intermediate Government*                                   9.64%   24.71%



* If the fund had not been in reimbursement during the periods shown, total returns would have been lower.

 The tables above show that the funds have experienced relatively similar performance over the time periods shown, with Intermediate Government slightly outperforming Spartan Short-Intermediate and Fidelity Short-Intermediate. Differences in performance may be
attributed,    in part    , to    the funds' different reimbursement
arrangements and     Intermediate Government's longer average
maturity.

 The following graphs show the value of a hypothetical $10,000 investment in Spartan Short-Intermediate and Fidelity
Short-Intermediate made on December 31, 1995, assuming all distributions are reinvested. The graphs compare the cumulative total returns, on a monthly basis from December 31, 1995 through September 30, 1998, of the funds to the total returns of Intermediate Government for the same period.


Spartan Sht-Int Govt.        Intermediate Govt Income
00474                       00452
1995/12/31      10000.00                    10000.00
1996/01/31      10081.75                    10085.02
1996/02/29      10023.44                     9987.35
1996/03/31       9989.61                     9931.75
1996/04/30       9974.91                     9903.63
1996/05/31       9972.76                     9898.01
1996/06/30      10052.63                     9993.35
1996/07/31      10091.45                    10027.84
1996/08/31      10116.08                    10040.28
1996/09/30      10217.04                    10168.40
1996/10/31      10352.81                    10340.46
1996/11/30      10454.60                    10471.14
1996/12/31      10426.86                    10413.80
1997/01/31      10464.89                    10451.77
1997/02/28      10485.31                    10473.05
1997/03/31      10453.27                    10405.45
1997/04/30      10530.98                    10518.28
1997/05/31      10597.71                    10600.54
1997/06/30      10685.04                    10693.18
1997/07/31      10832.94                    10886.25
1997/08/31      10829.55                    10857.47
1997/09/30      10918.58                    10982.90
1997/10/31      11009.39                    11098.46
1997/11/30      11037.91                    11133.10
1997/12/31      11116.14                    11215.22
1998/01/31      11228.66                    11354.75
1998/02/28      11240.32                    11351.52
1998/03/31      11267.83                    11386.66
1998/04/30      11305.46                    11443.92
1998/05/31      11372.64                    11515.70
1998/06/30      11417.26                    11586.98
1998/07/31      11463.75                    11624.11
1998/08/31      11607.16                    11791.10
1998/09/30      11788.99                    12042.19
IMATRL PRASUN   SHR__CHT 19981031 19981202 161107 R00000000000074

Short-Intermediate Govt.    Intermediate Govt. Income
00464                       00452
1995/12/31      10000.00                    10000.00
1996/01/31      10089.30                    10085.02
1996/02/29      10026.44                     9987.35
1996/03/31       9986.37                     9931.75
1996/04/30       9969.17                     9903.63
1996/05/31       9968.99                     9898.01
1996/06/30      10037.31                     9993.35
1996/07/31      10075.91                    10027.84
1996/08/31      10103.65                    10040.28
1996/09/30      10196.79                    10168.40
1996/10/31      10335.11                    10340.46
1996/11/30      10430.89                    10471.14
1996/12/31      10406.16                    10413.80
1997/01/31      10447.28                    10451.77
1997/02/28      10474.38                    10473.05
1997/03/31      10428.04                    10405.45
1997/04/30      10517.05                    10518.28
1997/05/31      10585.61                    10600.54
1997/06/30      10663.67                    10693.18
1997/07/31      10810.91                    10886.25
1997/08/31      10809.07                    10857.47
1997/09/30      10900.04                    10982.90
1997/10/31      10990.79                    11098.46
1997/11/30      11017.79                    11133.10
1997/12/31      11093.60                    11215.22
1998/01/31      11216.49                    11354.75
1998/02/28      11217.65                    11351.52
1998/03/31      11248.77                    11386.66
1998/04/30      11288.27                    11443.92
1998/05/31      11345.50                    11515.70
1998/06/30      11394.83                    11586.98
1998/07/31      11446.19                    11624.11
1998/08/31      11581.48                    11791.10
1998/09/30      11752.25                    12042.19
IMATRL PRASUN   SHR__CHT 19980930 19981202 172232 R00000000000088

COMPARISON OF OTHER POLICIES OF THE FUNDS

 DIVERSIFICATION. Spartan Short-Intermediate, Fidelity Short-Intermediate and Intermediate Government are diversified funds. As a matter of fundamental policy, with respect to 75% of each fund's total assets, the fund may not invest more than 5% of its total assets in the securities of a single issuer, and the fund may not hold more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to U.S. Government securities. For Intermediate Government, these limitations also do not apply to securities of other investment companies.

 BORROWING. Each fund may borrow money from banks or from other funds advised by FMR, or through reverse repurchase agreements. As a matter of fundamental policy, each fund may borrow money for temporary or emergency purposes, but not in an amount exceeding 33 1/3% of its total assets.

 LENDING. Each fund does not currently intend to lend assets, other than securities, to other parties, except by lending money (up to 7.5% of the fund's net assets) to other funds or portfolios advised by FMR or an affiliate, or by acquiring loans, loan participations, or other forms of direct debt instruments. As a matter of fundamental policy, each fund may not lend more than 33 1/3% of its total assets to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

 TEMPORARY DEFENSIVE POLICIES. FMR normally invests each fund's assets according to the fund's investment strategy. Each fund also reserves the right to invest without limitation in investment-grade money market instruments or short-term debt instruments for temporary defensive purposes.

 For more information about the risks and restrictions associated with these policies, see each fund's Prospectus, and for a more detailed discussion of the funds' investments, see their Statements of Additional Information, which are incorporated herein by reference.

OPERATIONS OF INTERMEDIATE GOVERNMENT FOLLOWING A REORGANIZATION

 FMR does not expect Intermediate Government to revise its investment policies as a result of a Reorganization. In addition, FMR does not anticipate significant changes to the fund's management or to agents that provide the fund with services. Specifically, the Trustees and officers, investment adviser, distributor, and other agents will continue to serve Intermediate Government in their current capacities. Andrew Dudley is currently responsible for portfolio management of each fund and is expected to continue to be responsible for portfolio management of Intermediate Government after a Reorganization.

 All of the current investments of Spartan Short-Intermediate and Fidelity Short-Intermediate are permissible investments for Intermediate Government. FMR may sell up to 50% of the securities held by each of Spartan Short-Intermediate and Fidelity Short-Intermediate between shareholder approval and the Closing Date of the applicable Reorganization. Transaction costs associated with such adjustments that occur between shareholder approval and the fund's applicable Closing Date will be borne by the fund that incurred them. Transaction costs associated with such adjustments that occur after the fund's applicable Closing Date will be borne by Intermediate Government.

PURCHASES AND REDEMPTIONS

 The price to buy one share of each fund is each fund's net asset value per share (NAV). Each fund's shares are sold without a sales charge. Your shares are purchased at the next NAV calculated after your investment is received in proper form. Each fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time. Refer to each fund's Prospectus for more information regarding how to buy shares.

 The redemption policies for each fund are identical. The price to sell one share of each fund is the fund's NAV. Your shares will be sold at the next NAV calculated after your order is received in proper form. Each fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.

 For Spartan Short-Intermediate, the minimum initial investment amount is $10,000, the minimum additional investment amount is $1,000, and the minimum account balance is $5,000. For Fidelity Short-Intermediate and Intermediate Government, the minimum initial investment amount is $2,500, the minimum additional investment amount is $250, and the minimum account balance is $2,000.

 If shareholders of Spartan Short-Intermediate approve their Reorganization, they would become shareholders of a fund with lower minimum investment and balance requirements than Spartan
Short-Intermediate. The minimum investment and balance requirements for shareholders of Fidelity Short-Intermediate would be unchanged by that fund's Reorganization.

 On June 26, 1998, Spartan Short-Intermediate and Fidelity Short-Intermediate closed to new accounts pending the Reorganizations. Spartan Short-Intermediate and Fidelity Short-Intermediate
   shareholders on or prior to that date     can continue to purchase
and redeem shares of their respective fund through the Closing Date of that fund's Reorganization. If one or both of the Reorganizations are approved, the purchase and redemption policies of the combined fund will be the same as the current policies of Intermediate Government.

EXCHANGES

 The exchange privilege currently offered by each fund is the same and is not expected to change after the Reorganizations. Shareholders of the funds may exchange their shares of a fund for shares of any other Fidelity fund available in a shareholder's state.

DIVIDENDS AND OTHER DISTRIBUTIONS

 Each fund distributes substantially all of its net investment income and capital gains to shareholders each year. Each fund declares income dividends daily and pays them monthly. Capital gains for Spartan Short-Intermediate are normally distributed in June and December. Capital gains for Fidelity Short-Intermediate are normally distributed in December. Capital gains for Intermediate Government are normally distributed in September and December. On or before the Closing Date, Spartan Short-Intermediate and Fidelity Short-Intermediate may declare additional dividends or other distributions in order to distribute substantially all of their investment company taxable income and net realized capital gain.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

 Each fund has received an opinion of its counsel, Kirkpatrick & Lockhart LLP, that the applicable Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, no gain or loss will be recognized by the funds or their shareholders as a result of a Reorganization. Please see the section entitled "Federal Income Tax Considerations" for more information.

    As of     August 31, 1998, Spartan Short-Intermediate, Fidelity
Short-Intermediate,    and Intermediate Government     had    net
unrealized gains of approximately $613,390, $717,837,    and
$12,484,982    , respectively. During the period between shareholder
approval and the applicable Closing Date, FMR    may sell certain
securities to make portfolio adjustments in connection with the
Reorganizations    . Selling these securities may result in
realization of capital gains, which, when distributed, would be
taxable to the    selling     fund   's     shareholders.

 As of April 30, 1998, Spartan Short-Intermediate has capital loss carryforwards for federal tax purposes of approximately $4,460,000. As of September 30, 1998, Fidelity Short-Intermediate has capital loss carryforwards for federal tax purposes of approximately $10,705,000. As of July 31, 1998, Intermediate Government has capital loss carryforwards for federal tax purposes of approximately $55,907,000. Under current federal income tax law, Intermediate Government may be limited to using only a portion, if any, of its capital loss carryforwards or the capital loss carryforwards transferred by Fidelity Short-Intermediate and Spartan Short-Intermediate at the time of the applicable Reorganization. There is no assurance that Intermediate Government will be able to realize sufficient capital gains to use the capital loss carryforwards before they expire. The capital loss carryforwards attributable to Spartan Short-Intermediate will expire between July 31, 2001 and July 31, 2005. The capital loss carryforwards attributable to Fidelity Short-Intermediate will expire between July 31, 2000 and July 31, 2004. The capital loss carryforwards attributable to Intermediate Government will expire between July 31, 2003 and July 31, 2005.

COMPARISON OF PRINCIPAL RISK FACTORS

 Each fund is subject to the risks normally associated with bond funds. As described more fully above, the funds have similar investment objectives, policies, and permissible investments.

 INVESTMENT STRATEGY. SPARTAN SHORT-INTERMEDIATE and Intermediate
Government have substantially similar investment strategies.

 Because each fund invests only in short-term or intermediate-term U.S. Government securities and related instruments, the funds have substantially similar levels of risk. However, Intermediate Government may present a slightly greater risk than Spartan Short-Intermediate because it maintains a longer average maturity than Spartan Short-Intermediate and is managed to have greater interest rate risk than Spartan Short-Intermediate.

 Interest rate risk refers to the degree to which a fund is affected by changes in interest rates. Typically, bond prices rise when interest rates fall and fall when interest rates rise. Longer-term bonds are usually more sensitive to interest rate changes, that is, the longer the maturity of a bond, the greater the impact a change in interest rates is likely to have on the bond's price. Mutual funds that invest in longer-term bonds, therefore, are usually more sensitive to changes in interest rates than funds that invest in shorter-term bonds. Therefore, Intermediate Government may have better performance than Spartan Short-Intermediate during periods of falling interest rates, but poorer performance during periods of rising interest rates.

 For a more complete discussion of the risks associated with bond funds, please refer to the Investment Principles and Risks section of each fund's prospectus.

 INVESTMENT STRATEGY. FIDELITY SHORT-INTERMEDIATE and Intermediate Government have substantially similar investment strategies.

 Because each fund invests only in short-term or intermediate-term U.S. Government securities and related instruments, the funds have substantially similar levels of risk. However, Intermediate Government may present a slightly greater risk than Fidelity Short-Intermediate because it maintains a longer average maturity than Fidelity Short-Intermediate and is managed to have greater interest rate risk than Fidelity Short-Intermediate.

 Interest rate risk refers to the degree to which a fund is affected by changes in interest rates. Typically, bond prices rise when interest rates fall and fall when interest rates rise. Longer-term bonds are usually more sensitive to interest rate changes, that is, the longer the maturity of a bond, the greater the impact a change in interest rates is likely to have on the bond's price. Mutual funds that invest in longer-term bonds, therefore, are usually more sensitive to changes in interest rates than funds that invest in shorter-term bonds. Therefore, Intermediate Government may have better performance than Fidelity Short-Intermediate during periods of falling interest rates, but poorer performance during periods of rising interest rates.

 For a more complete discussion of the risks associated with bond funds, please refer to the Investment Principles and Risks section of each fund's prospectus.

SPARTAN SHORT-INTERMEDIATE AND FIDELITY SHORT-INTERMEDIATE

 If shareholders approve one or both Reorganizations, FMR may sell up to 50% of Spartan Short-Intermediate's or Fidelity Short-Intermediate's securities, as applicable, which may cause that fund's average maturity to rise above five years during the period from the meeting date to the applicable Closing Date. This would increase the fund's interest rate risk as well as its potential for earning higher income.

 In addition, depending on market conditions during that period, it may be necessary to sell some of Intermediate Government's shorter-term securities as well. FMR expects that the impact of portfolio adjustments to Intermediate Government will be minimal.

THE PROPOSED TRANSACTIONS

A. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN SPARTAN SHORT-INTERMEDIATE GOVERNMENT FUND AND FIDELITY INTERMEDIATE
GOVERNMENT INCOME FUND.

REORGANIZATION PLAN

 The terms and conditions under which the proposed transaction may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 1 to this Proxy Statement.

 The Agreement contemplates (a) Intermediate Government acquiring as of the Closing Date all of the assets of Spartan Short-Intermediate in exchange solely for shares of Intermediate Government and the assumption by Intermediate Government of Spartan Short-Intermediate's liabilities; and (b) the distribution of shares of Intermediate
Government to the shareholders of Spartan Short-Intermediate as provided for in the Agreement.

 The assets of Spartan Short-Intermediate to be acquired by Intermediate Government include all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by Spartan Short-Intermediate, and any deferred or prepaid expenses shown as an asset on the books of Spartan Short-Intermediate on the Closing Date. Intermediate Government will assume from Spartan Short-Intermediate all liabilities, debts, obligations, and duties of Spartan Short-Intermediate of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in the Agreement; provided, however, that Spartan Short-Intermediate will use its best efforts, to the extent practicable, to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business. Intermediate Government also will deliver to Spartan Short-Intermediate the number of full and fractional shares of Intermediate Government having an aggregate net asset value equal to the value of the assets of Spartan Short-Intermediate less the liabilities of Spartan Short-Intermediate as of the Closing Date. Spartan Short-Intermediate shall then distribute the Intermediate Government shares pro rata to its shareholders.

 The value of Spartan Short-Intermediate's assets to be acquired by Intermediate Government and the amount of its liabilities to be assumed by Intermediate Government will be determined as of the close of business of the NYSE on the Closing Date, using the valuation procedures set forth in Spartan Short-Intermediate's then-current Prospectus and Statement of Additional Information. The net asset value of a share of Intermediate Government will be determined as of the same time using the valuation procedures set forth in its then-current Prospectus and Statement of Additional Information.

 As of the Closing Date, Spartan Short-Intermediate will distribute to its shareholders of record the shares of Intermediate Government it received, so that each Spartan Short-Intermediate shareholder will receive the number of full and fractional shares of Intermediate Government equal in value to the aggregate net asset value of shares of Spartan Short-Intermediate held by such shareholder on the Closing Date; Spartan Short-Intermediate will be liquidated as soon as practicable thereafter. Such distribution will be accomplished by opening accounts on the books of Intermediate Government in the names of the Spartan Short-Intermediate shareholders and by transferring thereto shares of Intermediate Government. Each Spartan Short-Intermediate shareholder's account shall be credited with the respective pro rata number of full and fractional shares (rounded to the third decimal place) of Intermediate Government due that shareholder. Intermediate Government shall not issue certificates representing its shares in connection with such exchange.

 Accordingly, immediately after the Reorganization, each former Spartan Short-Intermediate shareholder will own shares of Intermediate Government equal in value to the aggregate net asset value of that shareholder's shares of Spartan Short-Intermediate immediately prior to the Reorganization. The net asset value per share of Intermediate Government will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder interest.

 Any transfer taxes payable upon issuance of shares of Intermediate Government in a name other than that of the registered holder of the shares on the books of Spartan Short-Intermediate as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Spartan Short-Intermediate is and will continue to be its responsibility up to and including the date on which it is terminated.

 Pursuant to its all-inclusive management contract with Spartan Short-Intermediate, FMR will bear the cost of Spartan Short-Intermediate's Reorganization. Reorganization costs include professional fees, expenses associated with the filing of registration statements, and the cost of soliciting proxies for the Meeting, which will consist principally of printing and mailing prospectuses and proxy statements, together with the cost of any supplementary solicitation. However, there may be some transaction costs associated with portfolio adjustments to Spartan Short-Intermediate due to the Reorganization prior to the Closing Date which will be borne by Spartan Short-Intermediate. Any transaction costs associated with portfolio adjustments due to the Reorganization which occur after the Closing Date will be borne by Intermediate Government. Any additional reorganization-related costs attributable to Intermediate Government which occur after the Closing Date will be borne by FMR, pursuant to its all-inclusive management contract with Intermediate Government. The funds may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments.

 The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a fund. In addition, the Agreement may be amended, modified, or supplemented in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting.

REASONS FOR THE REORGANIZATION

 The Boards of Trustees (the Boards) of the funds have determined that the Reorganization is in the best interests of the shareholders of both funds and that the Reorganization will not result in a dilution of the interests of shareholders of either fund.

 In considering the Reorganization, the Boards considered a number of factors, including the following:

 (1) the compatibility of the funds' investment objectives and policies;

 (2) the historical performance of the funds;

 (3) the relative expense ratios of the funds;

 (4) the costs to be incurred by each fund as a result of the Reorganization;

 (5) the tax consequences of the Reorganization;

 (6) the relative size of the funds;

 (7) the elimination of similar funds;

 (8) the impact of the changes to the taxable bond product line on the funds and their shareholders; and

 (9) the benefit to FMR and to the shareholders of the funds.

 FMR recommended the Reorganization to the Boards at a meeting of the Boards on October 15, 1998. In recommending the Reorganization, FMR advised the Boards that the funds have similar investment objectives, policies, and investment portfolios. In particular, FMR informed the Boards that the funds differed primarily with respect to the average maturities of their investments and their initial and additional investment and account balance minimums.

 The Boards considered that the proposed merger would provide shareholders of Spartan Short-Intermediate with a fund that has higher historical returns because of, among other reasons, Intermediate
Government's longer average maturity.

 In addition, the Boards also considered that if the Reorganization is approved, FMR will limit the combined fund's total operating expenses to 0.63% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses) through June 30, 2001. This expense limitation would lower the total operating expenses
   for shareholders     of Spartan Short-Intermediate Government from
0.65% to 0.63% of its average net assets through    June 30, 2001    .

 Finally, the Boards considered the proposed Reorganization in the context of a general goal of reducing the number of similar funds managed by FMR. While the reduction of similar funds and funds with lower assets potentially would benefit FMR, it should also benefit shareholders by facilitating increased operational efficiencies.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

 Fidelity Income Fund (the trust) is registered with the Securities and Exchange Commission (the Commission) as an open-end management investment company. The trust's Trustees are authorized to issue an unlimited number of shares of beneficial interest of separate series. Intermediate Government is one of three funds of the trust. Each share of Intermediate Government represents an equal proportionate interest with each other share of the fund, and each such share of Intermediate Government is entitled to equal voting, dividend, liquidation, and redemption rights. Each shareholder of the fund is entitled to one vote for each dollar value of net asset value of the fund that shareholder owns. Shares of Intermediate Government have no preemptive or conversion rights. The voting and dividend rights, the right of redemption, and the privilege of exchange are described in the fund's Prospectus. Shares are fully paid and nonassessable, except as set forth in the fund's Statement of Additional Information under the heading "Shareholder and Trustee Liability."

 The trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees. Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record holding at least 10% of the trust's outstanding shares.

FEDERAL INCOME TAX CONSIDERATIONS

 The exchange of Spartan Short-Intermediate's assets for Intermediate Government shares and the assumption of the liabilities of Spartan Short-Intermediate by Intermediate Government is intended to qualify for federal income tax purposes as a tax-free reorganization under the Code. With respect to the Reorganization, the participating funds have received an opinion from Kirkpatrick & Lockhart LLP, counsel to Spartan Short-Intermediate and Intermediate Government, substantially to the effect that:

 (i) The acquisition by Intermediate Government of all of the assets of Spartan Short-Intermediate solely in exchange for Intermediate Government shares and the assumption by Intermediate Government of Spartan Short-Intermediate's liabilities, followed by the distribution by Spartan Short-Intermediate of Intermediate Government shares to the shareholders of Spartan Short-Intermediate pursuant to the liquidation of Spartan Short-Intermediate and constructively in exchange for their Spartan Short-Intermediate shares, will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code, and Spartan Short-Intermediate and Intermediate Government will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;

 (ii) No gain or loss will be recognized by Spartan Short-Intermediate upon the transfer of all of its assets to Intermediate Government in exchange solely for Intermediate Government shares and Intermediate Government's assumption of Spartan Short-Intermediate's liabilities, followed by Spartan Short-Intermediate's subsequent distribution of those shares to its shareholders in liquidation of Spartan Short-Intermediate;

 (iii) No gain or loss will be recognized by Intermediate Government upon the receipt of the assets of Spartan Short-Intermediate in exchange solely for Intermediate Government shares and its assumption of Spartan Short-Intermediate's liabilities;

 (iv) The shareholders of Spartan Short-Intermediate will recognize no gain or loss upon the exchange of their Spartan Short-Intermediate shares solely for Intermediate Government shares;

 (v) The basis of Spartan Short-Intermediate's assets in the hands of Intermediate Government will be the same as the basis of those assets in the hands of Spartan Short-Intermediate immediately prior to the Reorganization, and the holding period of those assets in the hands of Intermediate Government will include the holding period of those assets in the hands of Spartan Short-Intermediate;

 (vi) The basis of Spartan Short-Intermediate shareholders in Intermediate Government shares will be the same as their basis in Spartan Short-Intermediate shares to be surrendered in exchange therefor; and

 (vii) The holding period of the Intermediate Government shares to be received by the Spartan Short-Intermediate shareholders will include the period during which the Spartan Short-Intermediate shares to be surrendered in exchange therefor were held, provided such Spartan Short-Intermediate shares were held as capital assets by those shareholders on the date of the Reorganization.

 Shareholders of Spartan Short-Intermediate should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

CAPITALIZATION

 The following table shows the capitalization of Spartan
Short-Intermediate and Intermediate Government as of July 31, 1998 and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization.

                            Net Assets     NAV  Per Share  Shares Outstanding

Spartan Short-Intermediate  $ 75,535,644   $ 9.38           8,053,544

Intermediate Government     $ 703,830,764  $ 9.78           71,942,356

Pro Forma Combined Fund     $ 779,366,408  $ 9.78           79,665,837

CONCLUSION

 The Agreement and Plan of Reorganization and the transactions provided for therein were approved by the Boards at a meeting held on October 15, 1998. The Boards of Trustees of Fidelity Fixed-Income Trust and Fidelity Income Fund determined that the proposed Reorganization is in the best interests of shareholders of each fund and that the interests of Spartan Short-Intermediate shareholders would not be diluted as a result of the Reorganization. In the event that the Reorganization is not consummated, Spartan Short-Intermediate will continue to engage in business as a fund of a registered investment company and the Board of Fidelity Fixed-Income Trust will consider other proposals for the reorganization or liquidation of the fund.

B. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN FIDELITY SHORT-INTERMEDIATE GOVERNMENT FUND AND FIDELITY INTERMEDIATE
GOVERNMENT INCOME FUND.

REORGANIZATION PLAN

 The terms and conditions under which the proposed transaction may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 2 to this Proxy Statement.

 The Agreement contemplates (a) Intermediate Government acquiring as of the Closing Date all of the assets of Fidelity Short-Intermediate in exchange solely for shares of Intermediate Government and the assumption by Intermediate Government of Fidelity Short-Intermediate's liabilities; and (b) the distribution of shares of Intermediate Government to the shareholders of Fidelity Short-Intermediate as provided for in the Agreement.

 The assets of Fidelity Short-Intermediate to be acquired by Intermediate Government include all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by Fidelity Short-Intermediate, and any deferred or prepaid expenses shown as an asset on the books of Fidelity Short-Intermediate on the Closing Date. Intermediate Government will assume from Fidelity Short-Intermediate all liabilities, debts, obligations, and duties of Fidelity Short-Intermediate of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in the Agreement; provided, however, that Fidelity Short-Intermediate will use its best efforts, to the extent practicable, to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business. Intermediate Government also will deliver to Fidelity Short-Intermediate the number of full and fractional shares of Intermediate Government having an aggregate net asset value equal to the value of the assets of Fidelity Short-Intermediate less the liabilities of Fidelity Short-Intermediate as of the Closing Date. Fidelity Short-Intermediate shall then distribute the Intermediate Government shares pro rata to its shareholders.

 The value of Fidelity Short-Intermediate's assets to be acquired by Intermediate Government and the amount of its liabilities to be assumed by Intermediate Government will be determined as of the close of business of the NYSE on the Closing Date, using the valuation procedures set forth in Fidelity Short-Intermediate's then-current Prospectus and Statement of Additional Information. The net asset value of a share of Intermediate Government will be determined as of the same time using the valuation procedures set forth in its then-current Prospectus and Statement of Additional Information.

 As of the Closing Date, Fidelity Short-Intermediate will distribute to its shareholders of record the shares of Intermediate Government it received, so that each Fidelity Short-Intermediate shareholder will receive the number of full and fractional shares of Intermediate Government equal in value to the aggregate net asset value of shares of Fidelity Short-Intermediate held by such shareholder on the Closing Date; Fidelity Short-Intermediate will be liquidated as soon as practicable thereafter. Such distribution will be accomplished by opening accounts on the books of Intermediate Government in the names of the Fidelity Short-Intermediate shareholders and by transferring thereto shares of Intermediate Government. Each Fidelity Short-Intermediate shareholder's account shall be credited with the respective pro rata number of full and fractional shares (rounded to the third decimal place) of Intermediate Government due that shareholder. Intermediate Government shall not issue certificates representing its shares in connection with such exchange.

 Accordingly, immediately after the Reorganization, each former Fidelity Short-Intermediate shareholder will own shares of Intermediate Government equal in value to the aggregate net asset value of that shareholder's shares of Fidelity Short-Intermediate immediately prior to the Reorganization. The net asset value per share of Intermediate Government will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder interest.

 Any transfer taxes payable upon issuance of shares of Intermediate Government in a name other than that of the registered holder of the shares on the books of Fidelity Short-Intermediate as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Fidelity Short-Intermediate is and will continue to be its responsibility up to and including the date on which it is terminated.

 Fidelity Short-Intermediate will bear the cost of the Reorganization. Reorganization costs include professional fees, expenses associated with the filing of registration statements, and the cost of soliciting proxies for the Meeting, which will consist principally of printing and mailing prospectuses and proxy statements, together with the cost of any supplementary solicitation. There may also be some transaction costs associated with portfolio adjustments to Fidelity Short-Intermediate due to the Reorganization prior to the Closing Date which will be borne by Fidelity Short-Intermediate. Any transaction costs associated with portfolio adjustments due to the Reorganization which occur after the Closing Date will be borne by Intermediate Government. Any additional reorganization-related costs attributable to Intermediate Government which occur after the Closing Date will be borne by FMR, pursuant to its all-inclusive management contract with Intermediate Government. The funds may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments.

 The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a fund. In addition, the Agreement may be amended, modified, or supplemented in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting.

REASONS FOR THE REORGANIZATION

 The Boards of Trustees (the Boards) of the funds have determined that the Reorganization is in the best interests of the shareholders of both funds and that the Reorganization will not result in a dilution of the interests of shareholders of either fund.

 In considering the Reorganization, the Boards considered a number of factors, including the following:

 (1) the compatibility of the funds' investment objectives and policies;

 (2) the historical performance of the funds;

 (3) the relative expense ratios of the funds;

 (4) the costs to be incurred by each fund as a result of the Reorganization;

 (5) the tax consequences of the Reorganization;

 (6) the relative size of the funds;

 (7) the elimination of similar funds;

 (8) the impact of the changes to the taxable bond product line on the funds and their shareholders; and

 (9) the benefit to FMR and to the shareholders of the funds.

 FMR recommended the Reorganization to the Boards at a meeting of the Boards on October 15, 1998. In recommending the Reorganization, FMR advised the Boards that the funds have similar investment objectives, policies, and investment portfolios. In particular, FMR informed the Boards that the funds differed primarily with respect to the average maturities of their investments and their expense structures.

 The Boards considered that the proposed merger would provide shareholders of Fidelity Short-Intermediate with a fund that has higher historical returns because of, among other things, Intermediate Government's longer average maturity.

 In addition, the Boards also considered that if the Reorganization is approved, FMR will limit the combined fund's total operating expenses to 0.63% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses) through June 30, 2001. This expense limitation would lower the total operating expenses for shareholders of Fidelity Short-Intermediate from 0.79% (the fund's total operating expenses for the 12 months ended July 31, 1998)
to 0.63% of the fund's average net assets through    June 30,
2001    .

 Finally, the Boards considered the proposed Reorganization in the context of a general goal of reducing the number of similar funds managed by FMR. While the reduction of similar funds and funds with lower assets potentially would benefit FMR, it should also benefit shareholders by facilitating increased operational efficiencies.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

 Fidelity Income Fund (the trust) is registered with the Securities and Exchange Commission (the Commission) as an open-end management investment company. The trust's Trustees are authorized to issue an unlimited number of shares of beneficial interest of separate series. Intermediate Government is one of three funds of the trust. Each share of Intermediate Government represents an equal proportionate interest with each other share of the fund, and each such share of Intermediate Government is entitled to equal voting, dividend, liquidation, and redemption rights. Each shareholder of the fund is entitled to one vote for each dollar value of net asset value of the fund that shareholder owns. Shares of Intermediate Government have no preemptive or conversion rights. The voting and dividend rights, the right of redemption, and the privilege of exchange are described in the fund's Prospectus. Shares are fully paid and nonassessable, except as set forth in the fund's Statement of Additional Information under the heading "Shareholder and Trustee Liability."

 The trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees. Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record holding at least 10% of the trust's outstanding shares.

FEDERAL INCOME TAX CONSIDERATIONS

 The exchange of Fidelity Short-Intermediate's assets for Intermediate Government shares and the assumption of the liabilities of Fidelity Short-Intermediate by Intermediate Government is intended to qualify for federal income tax purposes as a tax-free reorganization under the Code. With respect to the Reorganization, the participating funds have received an opinion from Kirkpatrick & Lockhart LLP, counsel to Fidelity Short-Intermediate and Intermediate Government, substantially to the effect that:

 (i) The acquisition by Intermediate Government of all of the assets of Fidelity Short-Intermediate solely in exchange for Intermediate Government shares and the assumption by Intermediate Government of Fidelity Short-Intermediate's liabilities, followed by the distribution by Fidelity Short-Intermediate of Intermediate Government shares to the shareholders of Fidelity Short-Intermediate pursuant to the liquidation of Fidelity Short-Intermediate and constructively in exchange for their Fidelity Short-Intermediate shares, will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code, and Fidelity Short-Intermediate and Intermediate Government will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;

 (ii) No gain or loss will be recognized by Fidelity
Short-Intermediate upon the transfer of all of its assets to Intermediate Government in exchange solely for Intermediate Government shares and Intermediate Government's assumption of Fidelity
Short-Intermediate's liabilities, followed by Fidelity
Short-Intermediate's subsequent distribution of those shares to its shareholders in liquidation of Fidelity Short-Intermediate;

 (iii) No gain or loss will be recognized by Intermediate Government upon the receipt of the assets of Fidelity Short-Intermediate in exchange solely for Intermediate Government shares and its assumption of Fidelity Short-Intermediate's liabilities;

 (iv) The shareholders of Fidelity Short-Intermediate will recognize no gain or loss upon the exchange of their Fidelity Short-Intermediate shares solely for Intermediate Government shares;

 (v) The basis of Fidelity Short-Intermediate's assets in the hands of Intermediate Government will be the same as the basis of those assets in the hands of Fidelity Short-Intermediate immediately prior to the Reorganization, and the holding period of those assets in the hands of Intermediate Government will include the holding period of those assets in the hands of Fidelity Short-Intermediate;

 (vi) The basis of Fidelity Short-Intermediate shareholders in Intermediate Government shares will be the same as their basis in Fidelity Short-Intermediate shares to be surrendered in exchange therefor; and

 (vii) The holding period of the Intermediate Government shares to be received by the Fidelity Short-Intermediate shareholders will include the period during which the Fidelity Short-Intermediate shares to be surrendered in exchange therefor were held, provided such Fidelity Short-Intermediate shares were held as capital assets by those shareholders on the date of the Reorganization.

 Shareholders of Fidelity Short-Intermediate should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

CAPITALIZATION

 The following table shows the capitalization of Fidelity
Short-Intermediate and Intermediate Government as of July 31, 1998 and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization.

                             Net Assets     NAV Per Share  Shares Outstanding

Fidelity Short-Intermediate  $ 127,761,710  $ 9.37          13,639,898

Intermediate Government      $ 703,830,764  $ 9.78          71,942,356

Pro Forma Combined Fund      $ 831,592,474  $ 9.78          85,005,926

CONCLUSION

 The Agreement and Plan of Reorganization and the transactions provided for therein were approved by the Boards at a meeting held on October 15, 1998. The Boards of Trustees of Fidelity Charles Street Trust and Fidelity Income Fund determined that the proposed Reorganization is in the best interests of shareholders of each fund and that the interests of Fidelity Short-Intermediate shareholders would not be diluted as a result of the Reorganization. In the event that the Reorganization is not consummated, Fidelity Short-Intermediate will continue to engage in business as a fund of a registered investment company and the Board of Fidelity Charles Street Trust will consider other proposals for the reorganization or liquidation of the fund.

ADDITIONAL INFORMATION ABOUT
FIDELITY INTERMEDIATE GOVERNMENT INCOME FUND

 The Prospectus for Intermediate Government, dated September 21, 1998
and supplemented on    January 1, 1999    , is enclosed with this
Proxy Statement and is incorporated herein by reference. The Prospectus contains additional information about the fund including its investment objective and policies, investment adviser, advisory fees and expenses, organization, and procedures for purchasing and redeeming shares. The prospectus also contains Intermediate Government's financial highlights for the fiscal year ended July 31,
1998, as shown    on the following page    .

FINANCIAL HIGHLIGHTS
FIDELITY INTERMEDIATE GOVERNMENT INCOME FUND

Selected Per-Share Data and
Ratios

Years ended July 31       1998     1997     1996     1995     1994      1993      1992      1991      1990      1989

Net asset value, beginning  $ 9.790  $ 9.650  $ 9.760  $ 9.610  $ 10.310  $ 10.180  $ 10.060  $ 9.930   $ 10.030  $ 9.880
of period

Income from Investment       .652C    .675C    .678     .610     .470      .872      .836      .853      .816      .806
Operations  Net investment
 income

 Net realized and            (.008)   .124     (.150)   .143     (.410)    (.087)    .021      .142      (.100)    .150
unrealized gain (loss)

 Total from investment       .644     .799     .528     .753     .060      .785      .857      .995      .716      .956
operations

Less Distributions  From     (.654)   (.659)   (.638)   (.603)   (.540)    (.605)    (.677)    (.845)    (.816)    (.806)
net   investment income

 From net realized gain      --       --       --       --       --        (.050)    (.060)    (.020)    --        --

 In excess of net            --       --       --       --       (.220)    --        --        --        --        --
realized gain

 Total distributions         (.654)   (.659)   (.638)   (.603)   (.760)    (.655)    (.737)    (.865)    (.816)    (.806)

Net asset value,  end of    $ 9.780  $ 9.790  $ 9.650  $ 9.760  $ 9.610   $ 10.310  $ 10.180  $ 10.060  $ 9.930   $ 10.030
period

Total returnA,B              6.78%    8.56%    5.49%    8.16%    .57%      7.96%     8.78%     10.43%    7.49%     10.14%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period    $ 704   $ 704     $ 740    $ 817    $ 1,018   $ 1,529   $ 1,770   $ 880     $ 132     $ 125
(In millions)

Ratio of expenses to          .38%E   .54%E    .63%E    .65%     .65%      .65%      .61%E     .50%E     .83%      .68%E
average net assets

Ratio of expenses to          .38%    .54%     .62%D    .65%     .65%      .65%      .61%      .50%      .83%      .68%
average net assets after
expense reductions

Ratio of net investment       6.65%   6.96%    6.89%    7.18%    7.37%     8.05%     8.24%      8.63%     8.28%     8.20%
income to average  net assets

Portfolio turnover rate       188%    105%     105%     210%     391%      324%      330%       288%      270%      806%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

B TOTAL RETURNS DO NOT INCLUDE THE FORMER ACCOUNT CLOSEOUT FEE.

C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.

MISCELLANEOUS

 LEGAL MATTERS. Certain legal matters in connection with the issuance of Intermediate Government shares have been passed upon by Kirkpatrick & Lockhart LLP, counsel to Fidelity Income Fund.

 EXPERTS. The audited financial statements of Spartan Short-Intermediate, Fidelity Short-Intermediate, and Intermediate Government, incorporated by reference into the Statement of Additional Information, have been examined by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon are included in the Annual Report to Shareholders for the fiscal years ended on April 30, September 30, and July 31, 1998, respectively. Unaudited financial statements for Spartan Short-Intermediate for the six-month period ended October 31, 1998 are also incorporated by reference into the Statement of Additional Information. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

 AVAILABLE INFORMATION. Fidelity Fixed-Income Trust, Fidelity Charles Street Trust and Fidelity Income Fund are each subject to the informational requirements of the Securities and Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports, proxy material, and other information with the SEC. Such reports, proxy material, and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington D.C. 20549 and 7 World Trade Center, New York, NY 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates.

 NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Fidelity Fixed-Income Trust and Fidelity
Charles Street Trust, in care of    Fidelity Service Company, Inc.,
P.O. Box 789, Boston Massachusetts, 02109,     whether other persons
are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.

ATTACHMENT 1

EXCERPTS FROM THE ANNUAL REPORT OF FIDELITY INTERMEDIATE GOVERNMENT INCOME FUND DATED JULY 31, 1998

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JULY 31, 1998       PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

Intermediate Government           6.78%        5.87%         7.40%

Lehman Brothers Intermediate      6.83%        5.95%         8.12%
Government   Bond Index

Lipper Short-Intermediate         5.67%        5.00%         7.38%
U.S. Government  Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
Intermediate Govt Income
          00452
1988/07/31      10000.00
1988/08/31      10022.26
1988/09/30      10129.89
1988/10/31      10228.54
1988/11/30      10224.54
1988/12/31      10263.19
1989/01/31      10345.52
1989/02/28      10349.51
1989/03/31      10402.59
1989/04/30      10539.87
1989/05/31      10688.35
1989/06/30      10878.99
1989/07/31      11014.39
1989/08/31      10947.78
1989/09/30      11003.53
1989/10/31      11177.94
1989/11/30      11268.22
1989/12/31      11325.69
1990/01/31      11311.71
1990/02/28      11374.27
1990/03/31      11400.99
1990/04/30      11417.83
1990/05/31      11589.15
1990/06/30      11699.92
1990/07/31      11839.04
1990/08/31      11887.20
1990/09/30      11982.27
1990/10/31      12106.43
1990/11/30      12248.30
1990/12/31      12360.09
1991/01/31      12497.95
1991/02/28      12595.40
1991/03/31      12699.24
1991/04/30      12808.56
1991/05/31      12874.77
1991/06/30      12925.80
1991/07/31      13073.79
1991/08/31      13236.31
1991/09/30      13370.71
1991/10/31      13537.85
1991/11/30      13587.03
1991/12/31      13832.30
1992/01/31      13765.19
1992/02/29      13846.73
1992/03/31      13830.12
1992/04/30      13932.84
1992/05/31      14072.08
1992/06/30      14180.82
1992/07/31      14221.74
1992/08/31      14392.88
1992/09/30      14492.06
1992/10/31      14432.58
1992/11/30      14499.38
1992/12/31      14629.63
1993/01/31      14755.19
1993/02/28      14917.19
1993/03/31      14995.80
1993/04/30      15092.83
1993/05/31      15142.65
1993/06/30      15301.47
1993/07/31      15353.49
1993/08/31      15468.38
1993/09/30      15521.52
1993/10/31      15556.99
1993/11/30      15453.85
1993/12/31      15568.66
1994/01/31      15730.72
1994/02/28      15583.03
1994/03/31      15382.89
1994/04/30      15308.09
1994/05/31      15292.25
1994/06/30      15286.87
1994/07/31      15441.39
1994/08/31      15486.94
1994/09/30      15453.40
1994/10/31      15471.54
1994/11/30      15435.95
1994/12/31      15420.86
1995/01/31      15653.87
1995/02/28      15881.21
1995/03/31      15956.79
1995/04/30      16145.24
1995/05/31      16563.40
1995/06/30      16664.26
1995/07/31      16700.76
1995/08/31      16841.36
1995/09/30      16964.54
1995/10/31      17194.09
1995/11/30      17388.35
1995/12/31      17569.14
1996/01/31      17718.51
1996/02/29      17546.91
1996/03/31      17449.23
1996/04/30      17399.83
1996/05/31      17389.95
1996/06/30      17557.46
1996/07/31      17618.04
1996/08/31      17639.91
1996/09/30      17865.00
1996/10/31      18167.29
1996/11/30      18396.89
1996/12/31      18296.14
1997/01/31      18362.86
1997/02/28      18400.25
1997/03/31      18281.47
1997/04/30      18479.72
1997/05/31      18624.23
1997/06/30      18786.99
1997/07/31      19126.20
1997/08/31      19075.64
1997/09/30      19296.01
1997/10/31      19499.03
1997/11/30      19559.89
1997/12/31      19704.17
1998/01/31      19949.31
1998/02/28      19943.63
1998/03/31      20005.39
1998/04/30      20105.98
1998/05/31      20232.10
1998/06/30      20357.32
1998/07/31       20422.57
IMATRL PRASUN   SHR__CHT 19980731 19981217 161108 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Intermediate Government Income Fund on July 31, 1988. As the chart shows, by July 31, 1998, the value of the investment would have grown to $20,423 - a 104.23% increase on the initial investment. For comparison, look at how the Lehman Brothers Intermediate Government Bond Index, which reflects the performance of U.S. Government debt securities with maturities between one and ten years, did over the same period. With dividends reinvested, the same $10,000 would have grown to $21,839 - a 118.39% increase.

MARKET RECAP

Investors worldwide flocked to the
perceived safe haven of U.S. bonds
amid a sharp sell-off in Russian
bonds, weakness in overseas
markets and concerns about U.S.
corporate profits. The Lehman
Brothers Aggregate Bond Index -
a broad gauge of the U.S. taxable
bond market - returned 7.87%
during the 12-month period that
ended July 31, 1998. In the
fourth quarter of 1997 and the first
half of 1998, global market volatility
and low interest rates were the main
stories behind bond market
performance. As investors moved
assets from stocks and riskier bonds
to highly rated corporate bonds
and U.S. Treasuries, bond yields -
which move in the opposite
direction of bond prices - fell to
their lowest levels in decades. The
yield on the benchmark 30-year
bond fell to 5.70% from 6.50%
during the period. The Lehman
Brothers Corporate Bond Index
returned 7.35% for the past 12
months as corporate bond investors
benefited from domestic economic
stability and high demand for yield.
The period ended on a positive note
for bonds when the National
Association of Purchasing
Management's July index fell to
49.1, below the 49.8 reading
expected. A reading above 50
indicates an expansion in the
manufacturing economy, while one
below 50 points to a contraction. The
report also indicated there were no
new signs of inflationary pressure.
Since inflation erodes the value of
fixed-income holdings such as
bonds, this was positive news for
bond investors.

An interview with Curt Hollingsworth, Portfolio Manager of Fidelity Intermediate Government Income Fund

Q. HOW DID THE FUND PERFORM, CURT?

A. For the 12-month period that ended July 31, 1998, the fund had a total return of 6.78%. To get a sense of how the fund did relative to its competitors, the short-intermediate U.S. government funds average returned 5.67% for the same one-year period, according to Lipper Analytical Services. Additionally, the Lehman Brothers Intermediate Government Bond Index - which tracks the types of securities in which the fund invests - returned 6.83%.

Q. ALTHOUGH IT CONTINUED TO POST GOOD RETURNS, THE INTERMEDIATE
GOVERNMENT MARKET DIDN'T PERFORM AS WELL IN THE MOST RECENT SIX-MONTH PERIOD AS IT DID IN THE PRIOR SIX. WHY WAS THAT?

A. Returns were smaller in the second half of the period because bond yields, which move in the opposite direction of bond prices, didn't fall as much in the second half as they did in the first. The yield on the 10-year Treasury bond - which serves as a good proxy for the intermediate market - dropped by 52 basis points (0.52%) in the first six months, when inflation fears were waning. In the second half of the period, however, the 10-year bond yield fell by only about 9 basis points. Intermediate bond prices saw larger gains in response to the more emphatic decline in yields in the first half.

Q. WHY DID THE FUND OUTPACE THE SHORT-INTERMEDIATE U.S. GOVERNMENT
FUNDS AVERAGE?

A. The fund had a larger weighting in both agency and mortgage securities, and a smaller exposure to U.S. Treasuries throughout the period than the Lipper average. In large part due to their higher yields, agency and mortgage securities generally outpaced Treasuries during much of the past year and helped the fund to outpace its Lipper peer group. That said, agency and mortgage securities lagged the Treasury market during the final months of the period and, while they helped the fund's performance for the year, they modestly detracted from its more recent performance. Treasuries' strong performance was largely due to heavy buying from domestic and international investors seeking a haven from the economic turmoil in Southeast Asia. Agency securities, on the other hand, didn't enjoy the same demand and lagged Treasuries as a result.

Q. WHY DID MORTGAGE-BACKED SECURITIES STRUGGLE DURING THE PAST FEW
MONTHS?

A. As interest rates moved lower - to their lowest levels since 1993 - homeowners rushed to replace old high-rate mortgages with cheaper loans. That caused the rate of home mortgage refinancings, and the prepayment of mortgage loans, to rise substantially. Although refinancings are good for mortgage holders, they can be difficult for investors in mortgage securities. As the refinancings occur and mortgage securities are prepaid, investors must find a new place to put their money, usually at a lower interest rate. Generally speaking, I focus on finding those mortgage securities that I think are less susceptible to a pick-up or slowdown in the pace of refinancings. However, in periods of interest-rate volatility - whether rates move substantially up or down - prepayment patterns become more difficult to predict and mortgage security prices can suffer as a result.

Q. WHAT WAS YOUR APPROACH TO SELECTING VARIOUS AGENCY SECURITIES?

A. While the majority of the fund's agency holdings were well-known securities such as Fannie Mae and Freddie Mac, I looked for opportunities among agencies that received less attention from market participants. Because of a lack of attention, I was able to buy many of these securities - including Government Trust Certificates and Government Loan Trusts Notes - at cheap prices relative to comparable, better-known securities.

Q. WHAT'S YOUR OUTLOOK?

A. The direction of interest rates, as always, will be the prime determinant of bond performance, and I'm not willing to speculate on where interest rates will be six months or a year from now. I will say, however, that I believe that interest rates could remain volatile as investors struggle with the dueling forces of a strong U.S. economy and an ever-weakening Asia. I'll try to identify those securities that I believe will offer the best total-return potential in any type of interest-rate environment.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH JULY 31, 1998. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. CURT HOLLINGSWORTH WAS THE PORTFOLIO MANAGER OF THE FUND THROUGH DECEMBER 6, 1998. EFFECTIVE DECEMBER 7, 1998, ANDREW DUDLEY IS THE FUND'S PORTFOLIO MANAGER.

ATTACHMENT 2

ANNUAL FUND OPERATING EXPENSES AND EXAMPLES OF FUND EXPENSES FOR
CERTAIN REORGANIZATIONS

   THE TABLES BELOW SHOW THE ANNUAL FUND OPERATING EXPENSES AND
EXAMPLES OF FUND EXPENSES FOR THE 12 MONTHS ENDED JULY 31, 1998     IF
ONLY THE SPARTAN SHORT-INTERMEDIATE REORGANIZATION IS APPROVED.

                          Spartan Short-Intermediate  Intermediate Government  Pro Forma Expenses Combined
                                                                               Fund*

Management Fee            0.65%                       0.65%                    0.63% (after reimbursement)

12b-1 Fee                 None                        None                     None

Other Expenses            0.00%                       0.00%                    0.00%

Total Operating Expenses  0.65%                       0.65%                    0.63% (after reimbursement)


* If the Reorganization is approved, FMR has agreed to limit the combined fund's total operating expenses to 0.63% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses) through June 30, 2001. If this agreement were not in effect, the combined fund's management fee, other expenses, and total operating expenses would be 0.65%, 0.00%, and 0.65%, respectively.

EXAMPLE:

                            After 1 Year  After 3 Years  After 5 Years  After 10 Years

Spartan Short-Intermediate  $7            $21            $36            $81

Intermediate Government     $7            $21            $36            $81

Combined Fund (Pro Forma)   $6            $20            $35            $79


   THE TABLES BELOW SHOW THE ANNUAL FUND OPERATING EXPENSES AND
EXAMPLES OF FUND EXPENSES FOR THE 12 MONTHS ENDED JULY 31, 1998     IF
ONLY THE FIDELITY SHORT-INTERMEDIATE REORGANIZATION IS APPROVED.

                          Fidelity Short-Intermediate  Intermediate Government  Pro Forma Expenses Combined
                                                                                Fund*

Management Fee            0.44%                        0.65%                    0.63% (after reimbursement)

12b-1 Fee                 None                         None                     None

Other Expenses            0.35%                        0.00%                    0.00%

Total Operating Expenses  0.79%                        0.65%                    0.63% (after reimbursement)


* If the Reorganization is approved, FMR has agreed to limit the combined fund's total operating expenses to 0.63% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses) through June 30, 2001. If this agreement were not in effect, the combined fund's management fee, other expenses, and total operating expenses would be 0.65%, 0.00%, and 0.65%, respectively.

EXAMPLE:

                             After 1 Year  After 3 Years  After 5 Years  After 10 Years

Fidelity Short-Intermediate  $8            $25            $44            $98

Intermediate Government      $7            $21            $36            $81

Combined Fund (Pro Forma)    $6            $20            $35            $79



EXHIBIT 1

FORM OF
AGREEMENT AND PLAN OF REORGANIZATION

 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of February 16, 1999 by and between Fidelity Fixed-Income Trust, a Massachusetts business trust, on behalf of its series Spartan Short-Intermediate Government Fund (Spartan Short-Intermediate), and Fidelity Income Fund, a Massachusetts business trust, on behalf of its series Fidelity Intermediate Government Income Fund (Intermediate Government). Fidelity Fixed-Income Trust and Fidelity Income Fund may be referred to herein collectively as the "Trusts" or each individually as a "Trust." The Trusts are duly organized business trusts under the laws of the Commonwealth of Massachusetts with their principal place of business at 82 Devonshire Street, Boston, Massachusetts 02109. Intermediate Government and Spartan Short-Intermediate may be referred to herein collectively as the "Funds" or each individually as the "Fund."

 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of Spartan Short-Intermediate to Intermediate Government solely in exchange for shares of beneficial interest in Intermediate Government (the Intermediate Government Shares) and the assumption by Intermediate Government of Spartan Short-Intermediate's liabilities; and (b) the constructive distribution of such shares by Spartan Short-Intermediate PRO RATA to its shareholders in complete liquidation and termination of Spartan Short-Intermediate in exchange for all of Spartan Short-Intermediate's outstanding shares. Spartan Short-Intermediate shall receive shares of Intermediate Government having an aggregate net asset value equal to the value of the assets of Spartan Short-Intermediate on the Closing Date (as defined in Section 6), which Spartan Short-Intermediate shall then distribute PRO RATA to its shareholders. The foregoing transactions are referred to herein as the "Reorganization."

 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF SPARTAN SHORT-INTERMEDIATE.
Spartan Short-Intermediate represents and warrants to and agrees with Intermediate Government that:

 (a) Spartan Short-Intermediate is a series of Fidelity Fixed-Income Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

 (b) Fidelity Fixed-Income Trust is an open-end, management investment company duly registered under the Investment Company Act of 1940, as amended (the 1940 Act), and such registration is in full force and effect;

 (c) The Prospectus and Statement of Additional Information of Spartan Short-Intermediate dated June 26, 1998, and the supplement to the Prospectus dated December 7, 1998, previously furnished to Intermediate Government, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Spartan Short-Intermediate, threatened against Spartan Short-Intermediate which assert liability on the part of Spartan Short-Intermediate. Spartan Short-Intermediate knows of no facts which might form the basis for the institution of such proceedings;

 (e) Spartan Short-Intermediate is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Spartan Short-Intermediate, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Spartan Short-Intermediate is a party or by which Spartan Short-Intermediate is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which Spartan Short-Intermediate is a party or is bound;

 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Spartan Short-Intermediate at April 30, 1998 have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been furnished to Intermediate Government together with such unaudited financial statements and schedule of investments (including market values) for the six month period ended October 31, 1998. Said Statements of Assets and Liabilities and Schedule of Investments fairly present the Fund's financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

 (g) Spartan Short-Intermediate has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of April 30, 1998 and those incurred in the ordinary course of Spartan Short-Intermediate's business as an investment company since April 30, 1998;

 (h) The registration statement (Registration Statement) filed with the Securities and Exchange Commission (Commission) by Fidelity Income Fund on Form N-14 relating to the shares of Intermediate Government issuable hereunder and the proxy statement of Spartan Short-Intermediate included therein (Proxy Statement), on the effective date of the Registration Statement and insofar as they relate to Spartan Short-Intermediate (i) comply in all material respects with the provisions of the Securities Act of 1933, as amended (the 1933 Act), the Securities Exchange Act of 1934, as amended (the 1934 Act), and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the Prospectus), as amended or supplemented, insofar as it relates to Spartan Short-Intermediate, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (i) All material contracts and commitments of Spartan Short-Intermediate (other than this Agreement) will be terminated without liability to Spartan Short-Intermediate prior to the Closing Date (other than those made in connection with redemptions of shares and the purchase and sale of portfolio securities made in the ordinary course of business);

 (j) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Spartan Short-Intermediate of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);

 (k) Spartan Short-Intermediate has filed or will file all federal and state tax returns which, to the knowledge of Spartan Short-Intermediate's officers, are required to be filed by Spartan Short-Intermediate and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Spartan Short-Intermediate's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

 (l) Spartan Short-Intermediate has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on the Closing Date;

 (m) All of the issued and outstanding shares of Spartan Short-Intermediate are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale and in conformity with all applicable federal securities laws. All of the issued and outstanding shares of Spartan Short-Intermediate will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to Intermediate Government in accordance with this Agreement;

 (n) As of both the Valuation Time (as defined in Section 4) and the Closing Date, Spartan Short-Intermediate will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of Spartan Short-Intermediate to be transferred to Intermediate Government pursuant to this Agreement. As of the Closing Date, subject only to the delivery of Spartan Short-Intermediate's portfolio securities and any such other assets as contemplated by this Agreement, Intermediate Government will acquire Spartan Short-Intermediate's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to Intermediate Government) and without any restrictions upon the transfer thereof; and

 (o) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Spartan Short-Intermediate, and this Agreement constitutes a valid and binding obligation of Spartan Short-Intermediate enforceable in accordance with its terms, subject to shareholder approval.

2. REPRESENTATIONS AND WARRANTIES OF INTERMEDIATE GOVERNMENT.
Intermediate Government represents and warrants to and agrees with Spartan Short-Intermediate that:

 (a) Intermediate Government is a series of Fidelity Income Fund, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

 (b) Fidelity Income Fund is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect;

 (c) The Prospectus and Statement of Additional Information of Intermediate Government, dated September 21, 1998, the supplement to
the Prospectus dated    January 1, 1999    , and the supplement to the
Statement of Additional Information dated October 8, 1998, previously furnished to Spartan Short-Intermediate did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Intermediate Government, threatened against Intermediate Government which assert liability on the part of Intermediate Government. Intermediate Government knows of no facts which might form the basis for the institution of such proceedings;

 (e) Intermediate Government is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Intermediate Government, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Intermediate Government is a party or by which Intermediate Government is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which Intermediate Government is a party or is bound;

 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Intermediate Government at July 31, 1998 have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been furnished to Spartan Short-Intermediate. Said Statement of Assets and Liabilities and Schedule of Investments fairly present its financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

 (g) Intermediate Government has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of July 31, 1998 and those incurred in the ordinary course of Intermediate Government's business as an investment company since July 31, 1998;

 (h) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Intermediate Government of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto
Rico);

 (i) Intermediate Government has filed or will file all federal and state tax returns which, to the knowledge of Intermediate Government's officers, are required to be filed by Intermediate Government and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Intermediate Government's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

 (j) Intermediate Government has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on July 31, 1999;

 (k) As of the Closing Date, the shares of beneficial interest of Intermediate Government to be issued to Spartan Short-Intermediate will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the Fund's Statement of Additional Information) by Intermediate Government, and no shareholder of Intermediate Government will have any preemptive right of subscription or purchase in respect thereof;

 (l) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Intermediate Government, and this Agreement constitutes a valid and binding obligation of Intermediate Government enforceable in accordance with its terms, subject to approval by the shareholders of Spartan Short-Intermediate;

 (m) The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to Intermediate Government, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the Prospectus, as amended or supplemented, insofar as it relates to Intermediate Government, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (n) The issuance of the Intermediate Government Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws; and

 (o) All of the issued and outstanding shares of beneficial interest of Intermediate Government have been offered for sale and sold in conformity with the federal securities laws.

3. REORGANIZATION.

 (a) Subject to the requisite approval of the shareholders of Spartan Short-Intermediate and to the other terms and conditions contained herein, Spartan Short-Intermediate agrees to assign, sell, convey, transfer, and deliver to Intermediate Government as of the Closing Date all of the assets of Spartan Short-Intermediate of every kind and nature existing on the Closing Date. Intermediate Government agrees in exchange therefor: (i) to assume all of Spartan Short-Intermediate's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (ii) to issue and deliver to Spartan Short-Intermediate the number of full and fractional shares of Intermediate Government having an aggregate net asset value equal to the value of the assets of Spartan Short-Intermediate transferred hereunder, less the value of the liabilities of Spartan Short-Intermediate, determined as provided for under Section 4.

 (b) The assets of Spartan Short-Intermediate to be acquired by Intermediate Government shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by Spartan Short-Intermediate, and any deferred or prepaid expenses shown as an asset on the books of Spartan Short-Intermediate on the Closing Date. Spartan Short-Intermediate will pay or cause to be paid to Intermediate Government any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to Intermediate Government hereunder, and Intermediate Government will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred hereunder without regard to the payment date thereof.

 (c) The liabilities of Spartan Short-Intermediate to be assumed by Intermediate Government shall include (except as otherwise provided for herein) all of Spartan Short-Intermediate's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Spartan Short-Intermediate agrees to use its best efforts to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.

 (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable, Spartan Short-Intermediate will constructively distribute PRO RATA to its shareholders of record, determined as of the Valuation Time on the Closing Date, the Intermediate Government Shares in exchange for such shareholders' shares of beneficial interest in Spartan Short-Intermediate and Spartan Short-Intermediate will be liquidated in accordance with Spartan Short-Intermediate's Amended and Restated Declaration of Trust. Such distribution shall be accomplished by the Funds' transfer agent opening accounts on Intermediate Government's share transfer books in the names of the Spartan Short-Intermediate shareholders and transferring the Intermediate Government Shares thereto. Each Spartan Short-Intermediate shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Intermediate Government Shares due that shareholder. All outstanding Spartan Short-Intermediate shares, including any represented by certificates, shall simultaneously be canceled on Spartan Short-Intermediate's share transfer records. Intermediate Government shall not issue certificates representing the Intermediate Government Shares in connection with the Reorganization.

 (e) Any reporting responsibility of Spartan Short-Intermediate is and shall remain its responsibility up to and including the date on which it is terminated.

 (f) Any transfer taxes payable upon issuance of the Intermediate Government Shares in a name other than that of the registered holder on Spartan Short-Intermediate's books of the Spartan Short-Intermediate shares constructively exchanged for the Intermediate Government Shares shall be paid by the person to whom such Intermediate Government Shares are to be issued, as a condition of such transfer.

4. VALUATION.

 (a) The Valuation Time shall be as of the close of business of the New York Stock Exchange on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties hereto (the
Valuation Time).

 (b) As of the Closing Date, Intermediate Government will deliver to Spartan Short-Intermediate the number of Intermediate Government Shares having an aggregate net asset value equal to the value of the assets of Spartan Short-Intermediate transferred hereunder less the liabilities of Spartan Short-Intermediate, determined as provided in this Section 4.

 (c) The net asset value per share of the Intermediate Government Shares to be delivered to Spartan Short-Intermediate, the value of the assets of Spartan Short-Intermediate transferred hereunder, and the value of the liabilities of Spartan Short-Intermediate to be assumed hereunder shall in each case be determined as of the Valuation Time.

 (d) The net asset value per share of the Intermediate Government Shares shall be computed in the manner set forth in the then-current Intermediate Government Prospectus and Statement of Additional Information, and the value of the assets and liabilities of Spartan Short-Intermediate shall be computed in the manner set forth in the then-current Spartan Short-Intermediate Prospectus and Statement of Additional Information.

 (e) All computations pursuant to this Section shall be made by or under the direction of Fidelity Service Company, Inc., a wholly-owned subsidiary of FMR Corp., in accordance with its regular practice as pricing agent for Spartan Short-Intermediate and Intermediate
Government.

5. FEES; EXPENSES.

 (a) Pursuant to Spartan Short-Intermediate's all-inclusive management contract with Fidelity Management & Research Company (FMR), FMR will pay all fees and expenses, including legal, accounting, printing, filing, and proxy solicitation expenses, portfolio transfer taxes (if any), or other similar expenses incurred in connection with the transactions contemplated by this Agreement (but not including costs incurred in connection with the purchase or sale of portfolio securities). Any expenses incurred in connection with the transactions contemplated by this Agreement which may be attributable to Intermediate Government will be borne by FMR.

 (b) Each of Intermediate Government and Spartan Short-Intermediate represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

6. CLOSING DATE.

 (a) The Reorganization, together with related acts necessary to consummate the same (the Closing), unless otherwise provided herein, shall occur at the principal office of the Trusts, 82 Devonshire Street, Boston, Massachusetts, as of the Valuation Time on April 22, 1999, or at some other time, date, and place agreed to by Spartan Short-Intermediate and Intermediate Government (the Closing Date).

 (b) In the event that on the Closing Date: (i) any of the markets for securities held by the Funds is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of Spartan Short-Intermediate and the net asset value per share of Intermediate Government is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.

7. SHAREHOLDER MEETING AND TERMINATION OF SPARTAN SHORT-INTERMEDIATE.

 (a) Spartan Short-Intermediate agrees to call a meeting of its shareholders after the effective date of the Registration Statement, to consider transferring its assets to Intermediate Government as herein provided, adopting this Agreement, and authorizing the liquidation of Spartan Short-Intermediate.

 (b) Spartan Short-Intermediate agrees that as soon as reasonably practicable after distribution of the Intermediate Government Shares, Spartan Short-Intermediate shall be terminated as a series of Fidelity Fixed-Income Trust pursuant to its Amended and Restated Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date Spartan Short-Intermediate shall not conduct any business except in connection with its liquidation and termination.

8. CONDITIONS TO OBLIGATIONS OF INTERMEDIATE GOVERNMENT.

 (a) That Spartan Short-Intermediate furnishes to Intermediate Government a statement, dated as of the Closing Date, signed by an officer of Fidelity Fixed-Income Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Spartan Short-Intermediate made in this Agreement are true and correct in all material respects and that Spartan Short-Intermediate has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;

 (b) That Spartan Short-Intermediate furnishes Intermediate Government with copies of the resolutions, certified by an officer of Fidelity Fixed-Income Trust, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of Spartan Short-Intermediate;

 (c) That, on or prior to the Closing Date, Spartan Short-Intermediate will declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of Spartan Short-Intermediate substantially all of Spartan Short-Intermediate's investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date;

 (d) That Spartan Short-Intermediate shall deliver to Intermediate Government at the Closing a statement of its assets and liabilities, together with a list of its portfolio securities showing each such security's adjusted tax basis and holding period by lot, with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on Spartan Short-Intermediate's behalf by its Treasurer or Assistant Treasurer;

 (e) That Spartan Short-Intermediate's custodian shall deliver to Intermediate Government a certificate identifying the assets of Spartan Short-Intermediate held by such custodian as of the Valuation Time on the Closing Date and stating that as of the Valuation Time:
(i) the assets held by the custodian will be transferred to Intermediate Government; (ii) Spartan Short-Intermediate's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;

 (f) That Spartan Short-Intermediate's transfer agent shall deliver to Intermediate Government at the Closing a certificate setting forth the number of shares of Spartan Short-Intermediate outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;

 (g) That Spartan Short-Intermediate calls a meeting of its shareholders to be held after the effective date of the Registration Statement, to consider transferring its assets to Intermediate
Government as herein provided, adopting this Agreement, and authorizing the liquidation and termination of Spartan
Short-Intermediate;

 (h) That Spartan Short-Intermediate delivers to Intermediate Government a certificate of an officer of Fidelity Fixed-Income Trust, dated as of the Closing Date, that there has been no material adverse change in Spartan Short-Intermediate's financial position since April 30, 1998, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and

 (i) That all of the issued and outstanding shares of beneficial interest of Spartan Short-Intermediate shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of Spartan Short-Intermediate or its transfer agent by Intermediate Government or its agents shall have revealed otherwise, Spartan Short-Intermediate shall have taken all actions that in the opinion of Intermediate Government are necessary to remedy any prior failure on the part of Spartan Short-Intermediate to have offered for sale and sold such shares in conformity with such laws.

9. CONDITIONS TO OBLIGATIONS OF SPARTAN SHORT-INTERMEDIATE.

 (a) That Intermediate Government shall have executed and delivered to Spartan Short-Intermediate an Assumption of Liabilities, certified by an officer of Fidelity Income Fund, dated as of the Closing Date pursuant to which Intermediate Government will assume all of the liabilities of Spartan Short-Intermediate existing at the Valuation Time in connection with the transactions contemplated by this Agreement;

 (b) That Intermediate Government furnishes to Spartan Short-Intermediate a statement, dated as of the Closing Date, signed by an officer of Fidelity Income Fund, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Intermediate Government made in this Agreement are true and correct in all material respects, and Intermediate Government has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and

 (c) That Spartan Short-Intermediate shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to Spartan Short-Intermediate and Intermediate Government, to the effect that the Intermediate Government Shares are duly authorized and upon delivery to Spartan Short-Intermediate as provided in this Agreement will be validly issued and will be fully paid and nonassessable by Intermediate Government (except as disclosed in Intermediate Government's Statement of Additional Information) and no shareholder of Intermediate Government has any preemptive right of subscription or purchase in respect thereof.

10. CONDITIONS TO OBLIGATIONS OF INTERMEDIATE GOVERNMENT AND SPARTAN SHORT-INTERMEDIATE.

 (a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of Spartan Short-Intermediate;

 (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, which term as used herein shall include the District of Columbia and Puerto Rico, and including "no action" positions of such federal or state authorities) deemed necessary by Intermediate Government or Spartan Short-Intermediate to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of Intermediate Government or Spartan Short-Intermediate, provided that either party hereto may for itself waive any of such conditions;

 (c) That all proceedings taken by either Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;

 (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;

 (e) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Intermediate Government and Spartan Short-Intermediate, threatened by the Commission; and

 (f) That Intermediate Government and Spartan Short-Intermediate shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to Intermediate Government and Spartan Short-Intermediate that for federal income tax purposes:

  (i) The Reorganization will be a reorganization under section
368(a)(1)(C) of the Code, and Spartan Short-Intermediate and Intermediate Government will each be parties to the Reorganization under section 368(b) of the Code;

  (ii) No gain or loss will be recognized by Spartan
Short-Intermediate upon the transfer of all of its assets to Intermediate Government in exchange solely for the Intermediate
Government Shares and the assumption of Spartan Short-Intermediate's liabilities followed by the distribution of those Intermediate
Government Shares to the shareholders of Spartan Short-Intermediate in liquidation of Spartan Short-Intermediate;

  (iii) No gain or loss will be recognized by Intermediate Government on the receipt of Spartan Short-Intermediate's assets in exchange solely for the Intermediate Government Shares and the assumption of Spartan Short-Intermediate's liabilities;

  (iv) The basis of Spartan Short-Intermediate's assets in the hands of Intermediate Government will be the same as the basis of such assets in Spartan Short-Intermediate's hands immediately prior to the Reorganization;

  (v) Intermediate Government's holding period in the assets to be received from Spartan Short-Intermediate will include Spartan
Short-Intermediate's holding period in such assets;

  (vi) A Spartan Short-Intermediate shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in Spartan Short-Intermediate for the Intermediate Government Shares in the Reorganization;

  (vii) A Spartan Short-Intermediate shareholder's basis in the Intermediate Government Shares to be received by him or her will be the same as his or her basis in the Spartan Short-Intermediate shares exchanged therefor;

  (viii) A Spartan Short-Intermediate shareholder's holding period for his or her Intermediate Government Shares will include the holding period of Spartan Short-Intermediate shares exchanged, provided that those Spartan Short-Intermediate shares were held as capital assets on the date of the Reorganization.

 Notwithstanding anything herein to the contrary, neither Spartan
Short-Intermediate nor Intermediate Government may waive the conditions set forth in this subsection 10(f).

11. COVENANTS OF INTERMEDIATE GOVERNMENT AND SPARTAN
SHORT-INTERMEDIATE.

 (a) Intermediate Government and Spartan Short-Intermediate each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions;

 (b) Spartan Short-Intermediate covenants that it is not acquiring the Intermediate Government Shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;

 (c) Spartan Short-Intermediate covenants that it will assist
Intermediate Government in obtaining such information as Intermediate Government reasonably requests concerning the beneficial ownership of Spartan Short-Intermediate's shares; and

 (d) Spartan Short-Intermediate covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated Declaration of Trust in accordance with applicable law and after the Closing Date, Spartan Short-Intermediate will not conduct any business except in connection with its liquidation and termination.

12. TERMINATION; WAIVER.

 Intermediate Government and Spartan Short-Intermediate may terminate this Agreement by mutual agreement. In addition, either Intermediate Government or Spartan Short-Intermediate may at its option terminate this Agreement at or prior to the Closing Date because:

 (i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or

 (ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.
 In the event of any such termination, there shall be no liability for damages on the part of Spartan Short-Intermediate or Intermediate Government, or their respective Trustees or officers.

13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.

 (a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

 (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of Intermediate Government or Spartan Short-Intermediate; provided, however, that following the shareholders' meeting called by Spartan Short-Intermediate pursuant to
Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Intermediate Government Shares to be paid to Spartan Short-Intermediate shareholders under this Agreement to the detriment of such shareholders without their further approval.

 (c) Either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.

 The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.

14. DECLARATIONS OF TRUST.

 A copy of each Fund's Declaration of Trust, as restated and amended, is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of each Fund as trustees and not individually and that the obligations of each Fund under this instrument are not binding upon any of such Fund's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund. Each Fund agrees that its obligations hereunder apply only to such Fund and not to its shareholders individually or to the Trustees of such Fund.

15. ASSIGNMENT.

 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.

[SIGNATURE LINES OMITTED]

EXHIBIT 2

FORM OF
AGREEMENT AND PLAN OF REORGANIZATION

 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of February 16, 1999 by and between Fidelity Charles Street Trust, a Massachusetts business trust, on behalf of its series Fidelity Short-Intermediate Government Fund (Fidelity Short-Intermediate), and Fidelity Income Fund, a Massachusetts business trust, on behalf of its series Fidelity Intermediate Government Income Fund (Intermediate Government). Fidelity Charles Street Trust and Fidelity Income Fund may be referred to herein collectively as the "Trusts" or each individually as a "Trust." The Trusts are duly organized business trusts under the laws of the Commonwealth of Massachusetts with their principal place of business at 82 Devonshire Street, Boston, Massachusetts 02109. Intermediate Government and Fidelity Short-Intermediate may be referred to herein collectively as the "Funds" or each individually as the "Fund."

 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of Fidelity Short-Intermediate to Intermediate Government solely in exchange for shares of beneficial interest in Intermediate Government (the Intermediate Government Shares) and the assumption by Intermediate Government of Fidelity Short-Intermediate's liabilities; and (b) the constructive distribution of such shares by Fidelity Short-Intermediate PRO RATA to its shareholders in complete liquidation and termination of Fidelity Short-Intermediate in exchange for all of Fidelity Short-Intermediate's outstanding shares. Fidelity Short-Intermediate shall receive shares of Intermediate Government having an aggregate net asset value equal to the value of the assets of Fidelity Short-Intermediate on the Closing Date (as defined in Section 6), which Fidelity Short-Intermediate shall then distribute PRO RATA to its shareholders. The foregoing transactions are referred to herein as the "Reorganization."

 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF FIDELITY SHORT-INTERMEDIATE. Fidelity Short-Intermediate represents and warrants to and agrees with Intermediate Government that:

 (a) Fidelity Short-Intermediate is a series of Fidelity Charles Street Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

 (b) Fidelity Charles Street Trust is an open-end, management investment company duly registered under the Investment Company Act of 1940, as amended (the 1940 Act), and such registration is in full force and effect;

 (c) The Prospectus and Statement of Additional Information of Fidelity Short-Intermediate dated November 24, 1998 and the supplement to the Prospectus dated December 7, 1998, previously furnished to Intermediate Government, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Fidelity Short-Intermediate, threatened against Fidelity Short-Intermediate which assert liability on the part of Fidelity Short-Intermediate. Fidelity
Short-Intermediate knows of no facts which might form the basis for the institution of such proceedings;

 (e) Fidelity Short-Intermediate is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Fidelity Short-Intermediate, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Fidelity Short-Intermediate is a party or by which Fidelity Short-Intermediate is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which Fidelity Short-Intermediate is a party or is bound;

 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Fidelity Short-Intermediate at September 30, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been furnished to Intermediate Government. Said Statement of Assets and Liabilities and Schedule of Investments fairly present the Fund's financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

 (g) Fidelity Short-Intermediate has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of September 30, 1998 and those incurred in the ordinary course of Fidelity Short-Intermediate's business as an investment company since September 30, 1998;

 (h) The registration statement (Registration Statement) filed with the Securities and Exchange Commission (Commission) by Fidelity Income Fund on Form N-14 relating to the shares of Intermediate Government issuable hereunder and the proxy statement of Fidelity Short-Intermediate included therein (Proxy Statement), on the effective date of the Registration Statement and insofar as they relate to Fidelity Short-Intermediate (i) comply in all material respects with the provisions of the Securities Act of 1933, as amended (the 1933 Act), the Securities Exchange Act of 1934, as amended (the 1934 Act), and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the Prospectus), as amended or supplemented, insofar as it relates to Fidelity Short-Intermediate, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (i) All material contracts and commitments of Fidelity Short-Intermediate (other than this Agreement) will be terminated without liability to Fidelity Short-Intermediate prior to the Closing Date (other than those made in connection with redemptions of shares and the purchase and sale of portfolio securities made in the ordinary course of business);

 (j) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Fidelity Short-Intermediate of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);

 (k) Fidelity Short-Intermediate has filed or will file all federal and state tax returns which, to the knowledge of Fidelity Short-Intermediate's officers, are required to be filed by Fidelity Short-Intermediate and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Fidelity Short-Intermediate's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

 (l) Fidelity Short-Intermediate has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on the Closing Date;

 (m) All of the issued and outstanding shares of Fidelity Short-Intermediate are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale and in conformity with all applicable federal securities laws. All of the issued and outstanding shares of Fidelity Short-Intermediate will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to Intermediate Government in accordance with this Agreement;

 (n) As of both the Valuation Time (as defined in Section 4) and the Closing Date, Fidelity Short-Intermediate will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of Fidelity Short-Intermediate to be transferred to Intermediate Government pursuant to this Agreement. As of the Closing Date, subject only to the delivery of Fidelity Short-Intermediate's portfolio securities and any such other assets as contemplated by this Agreement, Intermediate Government will acquire Fidelity Short-Intermediate's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to Intermediate Government) and without any restrictions upon the transfer thereof; and

 (o) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Fidelity Short-Intermediate, and this Agreement constitutes a valid and binding obligation of Fidelity Short-Intermediate enforceable in accordance with its terms, subject to shareholder approval.

2. REPRESENTATIONS AND WARRANTIES OF INTERMEDIATE GOVERNMENT.
Intermediate Government represents and warrants to and agrees with Fidelity Short-Intermediate that:

 (a) Intermediate Government is a series of Fidelity Income Fund, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

 (b) Fidelity Income Fund is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect;

 (c) The Prospectus and Statement of Additional Information of Intermediate Government, dated September 21, 1998, the supplement to
the Prospectus dated    January 1, 1999    , and the supplement to the
Statement of Additional Information dated October 8, 1998, previously furnished to Fidelity Short-Intermediate did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Intermediate Government, threatened against Intermediate Government which assert liability on the part of Intermediate Government. Intermediate Government knows of no facts which might form the basis for the institution of such proceedings;

 (e) Intermediate Government is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Intermediate Government, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Intermediate Government is a party or by which Intermediate Government is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which Intermediate Government is a party or is bound;

 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Intermediate Government at July 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been furnished to Fidelity Short-Intermediate. Said Statement of Assets and Liabilities and Schedule of Investments fairly present its financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

 (g) Intermediate Government has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of July 31, 1998 and those incurred in the ordinary course of Intermediate Government's business as an investment company since July 31, 1998;

 (h) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Intermediate Government of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto
Rico);

 (i) Intermediate Government has filed or will file all federal and state tax returns which, to the knowledge of Intermediate Government's officers, are required to be filed by Intermediate Government and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Intermediate Government's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

 (j) Intermediate Government has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on July 31, 1999;

 (k) As of the Closing Date, the shares of beneficial interest of Intermediate Government to be issued to Fidelity Short-Intermediate will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the Fund's Statement of Additional Information) by Intermediate Government, and no shareholder of Intermediate Government will have any preemptive right of subscription or purchase in respect thereof;

 (l) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Intermediate Government, and this Agreement constitutes a valid and binding obligation of Intermediate Government enforceable in accordance with its terms, subject to approval by the shareholders of Fidelity Short-Intermediate;

 (m) The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to Intermediate Government, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the Prospectus, as amended or supplemented, insofar as it relates to Intermediate Government, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (n) The issuance of the Intermediate Government Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws; and

 (o) All of the issued and outstanding shares of beneficial interest of Intermediate Government have been offered for sale and sold in conformity with the federal securities laws.

3. REORGANIZATION.

 (a) Subject to the requisite approval of the shareholders of Fidelity Short-Intermediate and to the other terms and conditions contained herein, Fidelity Short-Intermediate agrees to assign, sell, convey, transfer, and deliver to Intermediate Government as of the Closing Date all of the assets of Fidelity Short-Intermediate of every kind and nature existing on the Closing Date. Intermediate Government agrees in exchange therefor: (i) to assume all of Fidelity Short-Intermediate's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (ii) to issue and deliver to Fidelity Short-Intermediate the number of full and fractional shares of Intermediate Government having an aggregate net asset value equal to the value of the assets of Fidelity Short-Intermediate transferred hereunder, less the value of the liabilities of Fidelity Short-Intermediate, determined as provided for under Section 4.

 (b) The assets of Fidelity Short-Intermediate to be acquired by Intermediate Government shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by Fidelity Short-Intermediate, and any deferred or prepaid expenses shown as an asset on the books of Fidelity Short-Intermediate on the Closing Date. Fidelity Short-Intermediate will pay or cause to be paid to Intermediate Government any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to Intermediate Government hereunder, and Intermediate Government will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred hereunder without regard to the payment date thereof.

 (c) The liabilities of Fidelity Short-Intermediate to be assumed by Intermediate Government shall include (except as otherwise provided for herein) all of Fidelity Short-Intermediate's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Fidelity Short-Intermediate agrees to use its best efforts to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.

 (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable, Fidelity Short-Intermediate will constructively distribute PRO RATA to its shareholders of record, determined as of the Valuation Time on the Closing Date, the Intermediate Government Shares in exchange for such shareholders' shares of beneficial interest in Fidelity Short-Intermediate and Fidelity Short-Intermediate will be liquidated in accordance with Fidelity Short-Intermediate's Amended and Restated Declaration of Trust. Such distribution shall be accomplished by the Funds' transfer agent opening accounts on Intermediate Government's share transfer books in the names of the Fidelity Short-Intermediate shareholders and transferring the Intermediate Government Shares thereto. Each Fidelity Short-Intermediate shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Intermediate Government Shares due that shareholder. All outstanding Fidelity Short-Intermediate shares, including any represented by certificates, shall simultaneously be canceled on Fidelity Short-Intermediate's share transfer records. Intermediate Government shall not issue certificates representing the Intermediate Government Shares in connection with the Reorganization.

 (e) Any reporting responsibility of Fidelity Short-Intermediate is and shall remain its responsibility up to and including the date on which it is terminated.

 (f) Any transfer taxes payable upon issuance of the Intermediate Government Shares in a name other than that of the registered holder on Fidelity Short-Intermediate's books of the Fidelity Short-Intermediate shares constructively exchanged for the Intermediate Government Shares shall be paid by the person to whom such Intermediate Government Shares are to be issued, as a condition of such transfer.

4. VALUATION.

 (a) The Valuation Time shall be as of the close of business of the New York Stock Exchange on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties hereto (the
Valuation Time).

 (b) As of the Closing Date, Intermediate Government will deliver to Fidelity Short-Intermediate the number of Intermediate Government Shares having an aggregate net asset value equal to the value of the assets of Fidelity Short-Intermediate transferred hereunder less the liabilities of Fidelity Short-Intermediate, determined as provided in this Section 4.

 (c) The net asset value per share of the Intermediate Government Shares to be delivered to Fidelity Short-Intermediate, the value of the assets of Fidelity Short-Intermediate transferred hereunder, and the value of the liabilities of Fidelity Short-Intermediate to be assumed hereunder shall in each case be determined as of the Valuation Time.

 (d) The net asset value per share of the Intermediate Government Shares shall be computed in the manner set forth in the then-current Intermediate Government Prospectus and Statement of Additional Information, and the value of the assets and liabilities of Fidelity Short-Intermediate shall be computed in the manner set forth in the then-current Fidelity Short-Intermediate Prospectus and Statement of Additional Information.

 (e) All computations pursuant to this Section shall be made by or under the direction of Fidelity Service Company, Inc., a wholly-owned subsidiary of FMR Corp., in accordance with its regular practice as pricing agent for Fidelity Short-Intermediate and Intermediate
Government.

5. FEES; EXPENSES.

 (a) Fidelity Short-Intermediate shall be responsible for all expenses, fees and other charges in connection with the transactions contemplated by this Agreement. Any expenses incurred in connection with the transactions contemplated by this Agreement which may be attributable to Intermediate Government will be borne by FMR.

 (b) Each of Intermediate Government and Fidelity Short-Intermediate represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

6. CLOSING DATE.

 (a) The Reorganization, together with related acts necessary to consummate the same (the Closing), unless otherwise provided herein, shall occur at the principal office of the Trusts, 82 Devonshire Street, Boston, Massachusetts, as of the Valuation Time on April 29,
   1999    , or at some other time, date, and place agreed to by
Fidelity Short-Intermediate and Intermediate Government (the Closing
Date).

 (b) In the event that on the Closing Date: (i) any of the markets for securities held by the Funds is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of Fidelity Short-Intermediate and the net asset value per share of Intermediate Government is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.

7. SHAREHOLDER MEETING AND TERMINATION OF FIDELITY SHORT-INTERMEDIATE.

 (a) Fidelity Short-Intermediate agrees to call a meeting of its shareholders after the effective date of the Registration Statement, to consider transferring its assets to Intermediate Government as herein provided, adopting this Agreement, and authorizing the liquidation of Fidelity Short-Intermediate.

 (b) Fidelity Short-Intermediate agrees that as soon as reasonably practicable after distribution of the Intermediate Government Shares, Fidelity Short-Intermediate shall be terminated as a series of Fidelity Charles Street Trust pursuant to its Amended and Restated Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date Fidelity Short-Intermediate shall not conduct any business except in connection with its liquidation and termination.

8. CONDITIONS TO OBLIGATIONS OF INTERMEDIATE GOVERNMENT.

 (a) That Fidelity Short-Intermediate furnishes to Intermediate Government a statement, dated as of the Closing Date, signed by an officer of Fidelity Charles Street Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Fidelity Short-Intermediate made in this Agreement are true and correct in all material respects and that Fidelity Short-Intermediate has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;

 (b) That Fidelity Short-Intermediate furnishes Intermediate
Government with copies of the resolutions, certified by an officer of Fidelity Charles Street Trust, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of Fidelity Short-Intermediate;

 (c) That, on or prior to the Closing Date, Fidelity Short-Intermediate will declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of Fidelity Short-Intermediate substantially all of Fidelity Short-Intermediate's investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date;

 (d) That Fidelity Short-Intermediate shall deliver to Intermediate Government at the Closing a statement of its assets and liabilities, together with a list of its portfolio securities showing each such security's adjusted tax basis and holding period by lot, with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on Fidelity Short-Intermediate's behalf by its Treasurer or Assistant Treasurer;

 (e) That Fidelity Short-Intermediate's custodian shall deliver to Intermediate Government a certificate identifying the assets of Fidelity Short-Intermediate held by such custodian as of the Valuation Time on the Closing Date and stating that as of the Valuation Time:
(i) the assets held by the custodian will be transferred to Intermediate Government; (ii) Fidelity Short-Intermediate's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;

 (f) That Fidelity Short-Intermediate's transfer agent shall deliver to Intermediate Government at the Closing a certificate setting forth the number of shares of Fidelity Short-Intermediate outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;

 (g) That Fidelity Short-Intermediate calls a meeting of its shareholders to be held after the effective date of the Registration Statement, to consider transferring its assets to Intermediate
Government as herein provided, adopting this Agreement, and authorizing the liquidation and termination of Fidelity
Short-Intermediate;

 (h) That Fidelity Short-Intermediate delivers to Intermediate Government a certificate of an officer of Fidelity Charles Street Trust, dated as of the Closing Date, that there has been no material adverse change in Fidelity Short-Intermediate's financial position since September 30,1998, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and

 (i) That all of the issued and outstanding shares of beneficial interest of Fidelity Short-Intermediate shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of Fidelity Short-Intermediate or its transfer agent by Intermediate Government or its agents shall have revealed otherwise, Fidelity Short-Intermediate shall have taken all actions that in the opinion of Intermediate Government are necessary to remedy any prior failure on the part of Fidelity Short-Intermediate to have offered for sale and sold such shares in conformity with such laws.

9. CONDITIONS TO OBLIGATIONS OF FIDELITY SHORT-INTERMEDIATE.

 (a) That Intermediate Government shall have executed and delivered to Fidelity Short-Intermediate an Assumption of Liabilities, certified by an officer of Fidelity Income Fund, dated as of the Closing Date pursuant to which Intermediate Government will assume all of the liabilities of Fidelity Short-Intermediate existing at the Valuation Time in connection with the transactions contemplated by this Agreement;

 (b) That Intermediate Government furnishes to Fidelity Short-Intermediate a statement, dated as of the Closing Date, signed by an officer of Fidelity Income Fund, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Intermediate Government made in this Agreement are true and correct in all material respects, and Intermediate Government has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and

 (c) That Fidelity Short-Intermediate shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to Fidelity Short-Intermediate and Intermediate Government, to the effect that the Intermediate Government Shares are duly authorized and upon delivery to Fidelity Short-Intermediate as provided in this Agreement will be validly issued and will be fully paid and nonassessable by Intermediate Government (except as disclosed in Intermediate Government's Statement of Additional Information) and no shareholder of Intermediate Government has any preemptive right of subscription or purchase in respect thereof.

10. CONDITIONS TO OBLIGATIONS OF INTERMEDIATE GOVERNMENT AND FIDELITY SHORT-INTERMEDIATE.

 (a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of Fidelity Short-Intermediate;

 (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, which term as used herein shall include the District of Columbia and Puerto Rico, and including "no action" positions of such federal or state authorities) deemed necessary by Intermediate Government or Fidelity Short-Intermediate to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of Intermediate Government or Fidelity Short-Intermediate, provided that either party hereto may for itself waive any of such conditions;

 (c) That all proceedings taken by either Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;

 (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;

 (e) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Intermediate Government and Fidelity Short-Intermediate, threatened by the Commission; and

 (f) That Intermediate Government and Fidelity Short-Intermediate shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to Intermediate Government and Fidelity
Short-Intermediate that for federal income tax purposes:

  (i) The Reorganization will be a reorganization under section
368(a)(1)(C) of the Code, and Fidelity Short-Intermediate and Intermediate Government will each be parties to the Reorganization under section 368(b) of the Code;

  (ii) No gain or loss will be recognized by Fidelity
Short-Intermediate upon the transfer of all of its assets to Intermediate Government in exchange solely for the Intermediate
Government Shares and the assumption of Fidelity Short-Intermediate's liabilities followed by the distribution of those Intermediate
Government Shares to the shareholders of Fidelity Short-Intermediate in liquidation of Fidelity Short-Intermediate;

  (iii) No gain or loss will be recognized by Intermediate Government on the receipt of Fidelity Short-Intermediate's assets in exchange solely for the Intermediate Government Shares and the assumption of Fidelity Short-Intermediate's liabilities;

  (iv) The basis of Fidelity Short-Intermediate's assets in the hands of Intermediate Government will be the same as the basis of such assets in Fidelity Short-Intermediate's hands immediately prior to the Reorganization;

  (v) Intermediate Government's holding period in the assets to be received from Fidelity Short-Intermediate will include Fidelity
Short-Intermediate's holding period in such assets;

  (vi) A Fidelity Short-Intermediate shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in Fidelity Short-Intermediate for the Intermediate
Government Shares in the Reorganization;

  (vii) A Fidelity Short-Intermediate shareholder's basis in the Intermediate Government Shares to be received by him or her will be the same as his or her basis in the Fidelity Short-Intermediate shares exchanged therefor;

  (viii) A Fidelity Short-Intermediate shareholder's holding period for his or her Intermediate Government Shares will include the holding period of Fidelity Short-Intermediate shares exchanged, provided that those Fidelity Short-Intermediate shares were held as capital assets on the date of the Reorganization.

 Notwithstanding anything herein to the contrary, neither Fidelity Short-Intermediate nor Intermediate Government may waive the conditions set forth in this subsection 10(f).

11. COVENANTS OF INTERMEDIATE GOVERNMENT AND FIDELITY
SHORT-INTERMEDIATE.

 (a) Intermediate Government and Fidelity Short-Intermediate each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions;

 (b) Fidelity Short-Intermediate covenants that it is not acquiring the Intermediate Government Shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;

 (c) Fidelity Short-Intermediate covenants that it will assist
Intermediate Government in obtaining such information as Intermediate Government reasonably requests concerning the beneficial ownership of Fidelity Short-Intermediate's shares; and

 (d) Fidelity Short-Intermediate covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated Declaration of Trust in accordance with applicable law and after the Closing Date, Fidelity Short-Intermediate will not conduct any business except in connection with its liquidation and termination.

12. TERMINATION; WAIVER.

 Intermediate Government and Fidelity Short-Intermediate may terminate this Agreement by mutual agreement. In addition, either Intermediate Government or Fidelity Short-Intermediate may at its option terminate this Agreement at or prior to the Closing Date because:

 (i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or

 (ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

 In the event of any such termination, there shall be no liability for damages on the part of Fidelity Short-Intermediate or Intermediate Government, or their respective Trustees or officers.

13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.

 (a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

 (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of Intermediate Government or Fidelity Short-Intermediate; provided, however, that following the shareholders' meeting called by Fidelity Short-Intermediate pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Intermediate Government Shares to be paid to Fidelity Short-Intermediate shareholders under this Agreement to the detriment of such shareholders without their further approval.

 (c) Either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.

 The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.

14. DECLARATIONS OF TRUST.

 A copy of each Fund's Declaration of Trust, as restated and amended, is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of each Fund as trustees and not individually and that the obligations of each Fund under this instrument are not binding upon any of such Fund's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund. Each Fund agrees that its obligations hereunder apply only to such Fund and not to its shareholders individually or to the Trustees of such Fund.

15. ASSIGNMENT.

 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.
[SIGNATURE LINES OMITTED]




SSG/FSG-pxs-0299    CUSIP#316146505/FUND#474
1.713848.100 CUSIP#316069202/FUND#464

IMPORTANT PROXY MATERIALS

PLEASE CAST YOUR VOTE NOW!

Dear Shareholder:

I am writing to let you know that a    Special Meeting of
Shareholders     of    Spartan(Registered trademark)
Short-Intermediate     Government Fund will be held on April 14, 1999.
The purpose of the meeting is to vote on important proposals that affect the fund and your investment in it, including a proposal to merge Spartan Short-Intermediate Government Fund into Fidelity Intermediate Government Income Fund. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your fund. This package contains information about the proposals and the materials to use when voting by mail.

The enclosed materials include two proxy statements. One provides information pertaining to the merger proposal. The other proxy statement provides information regarding several proposals pertaining to the Fidelity Fixed-Income Trust, which is the current trust for your fund. Both proxy statements relate to your investment in the fund, so please make sure you read both proxy statements and cast your vote on the enclosed proxy card(s) for both the merger proposal and the trust proposals. PLEASE VOTE AND RETURN YOUR CARD(S) PROMPTLY. YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

All of the proposals have been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.

The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in
the enclosed proxy    statements.
VOTING IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope.

If you have any questions before you vote, please call Fidelity at 1-800-544-8888. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,


Edward C. Johnson 3d
Chairman and Chief Executive Officer




Important information to help you understand and vote on the proposals

Please read the full text of both enclosed proxy statements. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

You are being asked to vote on the following proposals:

(solid bullet)  To approve a merger of Spartan Short-Intermediate
Government Fund into Fidelity Intermediate Government Income Fund.

(solid bullet)  To elect a Board of Trustees.

(solid bullet) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.

(solid bullet) To authorize the Trustees to adopt an amended and restated Declaration of Trust.

   (solid bullet) To adopt a new fundamental investment policy for your fund permitting your fund to invest all of its assets in another open-end investment company managed by FMR or an affiliate with substantially the same investment objective and policies.

   (solid bullet) To amend the fundamental investment limitation concerning diversification to exclude "securities of other investment companies" from the limitation for your fund.

WHY AM I RECEIVING TWO PROXY STATEMENTS?

One proxy statement provides information pertaining to the merger of Spartan Short-Intermediate Government Fund into Fidelity Intermediate Government Income Fund. The other proxy statement provides information on proposals for the Fidelity Fixed-Income Trust, which is the current trust for your fund. Both proxy statements relate to your investment in the fund.

MERGER PROPOSAL PROXY STATEMENT

WHAT IS THE REASON FOR AND ADVANTAGES OF THE MERGER OF SPARTAN
SHORT-INTERMEDIATE GOVERNMENT FUND (SHORT-INTERMEDIATE) INTO FIDELITY INTERMEDIATE GOVERNMENT INCOME FUND (INTERMEDIATE GOVERNMENT)?

The proposed merger is part of a wider strategy by Fidelity to reduce the number of bond funds it manages. The combined fund would have lower expenses guaranteed through June 30, 2001, and similar investment policies.

DO THE FUNDS BEING MERGED HAVE SIMILAR INVESTMENT POLICIES?

Both funds are bond funds that seek high current income consistent with the preservation of capital by investing in U.S. Government securities, repurchase agreements, and other instruments related to U.S. Government securities. The funds differ primarily with respect to their average maturity and duration. Short-Intermediate seeks to maintain an average maturity of between two and five years, while Intermediate Government seeks to maintain an average maturity of between three and ten years.

WHO IS THE FUND MANAGER FOR THESE FUNDS?

Andrew Dudley currently manages both funds and is expected to manage the combined fund.

HOW DO THE EXPENSE STRUCTURES OF THE FUNDS COMPARE?

Short-Intermediate has a similar contractual expense structure to Intermediate Government. Both funds pay an all-inclusive management fee of 0.65% of average net assets to Fidelity Management & Research Company (FMR). If the Reorganization is approved, FMR has agreed to limit the combined fund's total operating expenses to 0.63% of average net assets through June 30, 2001. After that date, the combined fund's expenses could increase or decrease, as permitted by the Intermediate Government management contract.

WHAT WILL BE THE NAME OF THE COMBINED FUND AFTER THE MERGER IS
COMPLETED?

If shareholders of Short-Intermediate approve the merger of their fund into Intermediate Government, the combined fund's name will remain Fidelity Intermediate Government Income Fund.

IS THE MERGER A TAXABLE EVENT FOR FEDERAL INCOME TAX PURPOSES?

Typically, the exchange of shares pursuant to a merger does not result in a gain or loss for federal income tax purposes.

WHAT WILL BE THE SIZE OF INTERMEDIATE GOVERNMENT AFTER THE MERGER AND HOW HAS THE FUND PERFORMED?

If the proposal is approved, the combined fund is anticipated to have over $800 million in assets.

The table below shows average annual total returns for both
Intermediate Government and its Lipper peer group over the last 1, 3, 5, and 10 year periods. Please keep in mind that past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

 AVERAGE ANNUAL TOTAL RETURN AS OF    DECEMBER 31    , 1998*


                               1 YEAR  3 YEARS  5 YEARS  10 YEARS

Fidelity Intermediate          7.45%   6.42%    6.34%    7.51%
Government Income Fund

Lipper Short-Inter. U.S. Govt  6.58%   5.64%    5.34%    7.48%
Funds Average**


HOW WILL YOU DETERMINE THE NUMBER OF SHARES OF INTERMEDIATE GOVERNMENT THAT I WILL RECEIVE?

As of the close of business of the New York Stock Exchange on the Closing Date of the merger, shareholders will receive the number of full and fractional shares of Intermediate Government that is equal in value to the net asset value of their shares of Short-Intermediate on that date. The anticipated closing date is April 22, 1999.

FIDELITY FIXED-INCOME TRUST PROXY STATEMENT

WHAT ROLE DOES THE BOARD PLAY? (PROPOSAL 1)

The Trustees oversee the investment policies of each fund. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes such as those proposed in the proxy statement. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the funds.

WHAT IS THE ROLE OF THE INDEPENDENT ACCOUNTANTS? (PROPOSAL 2)

The independent accountants examine annual financial statements for
the     fund and provide other audit and tax-related services.  They
also sign or certify any financial statements of the    fund
that    is     required by law to be independently certified and filed
with the Securities and Exchange Commission (SEC).

WHY IS THE FUND PROPOSING TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST? (PROPOSAL 3)

The new Declaration of Trust is a more modern form of trust instrument for a Massachusetts business trust. It gives the Trustees more flexibility, and, subject to the applicable requirements of federal and state law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions.

Adoption of the new Declaration of Trust will not alter the Trustees' existing fiduciary obligations to act in the best interests of the
   funds'     shareholders.  Before utilizing any new flexibility that
the new Declaration of Trust may afford, the Trustees must first consider the shareholders' interests and act in accordance with such interests. The new Declaration of Trust amends the current Declaration of Trust in a number of significant ways. Please review
the proxy statement for specific details.    Of course, if
shareholders approve the merger, the new Declaration of Trust for Fidelity Fixed-Income Trust applies to your fund only until the closing date of the merger.

   WHAT ARE THE BENEFITS OF PERMITTING THE FUND TO INVEST ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY MANAGED BY FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR) OR AN AFFILIATE WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES? (PROPOSALS 3 AND 4)

   FMR and the Board of Trustees continually review methods of structuring mutual funds to take maximum advantage of potential efficiencies. A number of mutual fund companies have developed "master-feeder" fund structures under which several "feeder" funds invest all of their assets in a single pooled investment, or "master" fund. The purpose of the master-feeder fund structure is to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures. An example would be funds with the same investment objective but different minimum investments due to the servicing of individual shareholders versus institutional clients.

   These proposals would enable the fund to invest all of its assets in another open-end investment company, managed by FMR or an affiliate, with substantially the same investment objective and policies. In order to implement the master-feeder structure, both the Declaration of Trust and the fund's policies must permit the structure. Proposal 3 would amend the Declaration of Trust to permit the structure and Proposal 4 would amend the policy at the fund level.

   The Trustees would only allow a master-feeder structure in the future if they determined that it would be in the best interest of the fund and its shareholders.

   WHAT IS THE BENEFIT OF AMENDING THE FUNDAMENTAL INVESTMENT
LIMITATION CONCERNING DIVERSIFICATION TO EXCLUDE SECURITIES OF OTHER INVESTMENT COMPANIES FROM THE LIMITATION FOR THE FUND? (PROPOSAL
14)

   This proposal would permit the fund, subject to the requirements of the Investment Company Act of 1940, to invest without limit in the securities of other investment companies. As a result of an exemption granted by the SEC, the fund may invest up to 25% of its total assets in non-publicly offered money market and short-term bond funds (the Central Funds) managed by FMR or an affiliate of FMR. FMR anticipates that making use of the Central Funds will benefit the fund by enhancing the efficiency of cash management and by providing increased short-term investment opportunities.

GENERAL INFORMATION

WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH QUORUM BY THE SCHEDULED SHAREHOLDER MEETING DATE?

To facilitate receiving sufficient votes, we will need to take further action. We or D.F. King & Co., Inc., a proxy solicitation firm, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.

If there are not sufficient votes to approve the proposal by the time of the Shareholder Meeting (April 14, 1999), the meeting may be adjourned to permit further solicitation of proxy votes.

HAS THE FUND'S BOARD OF TRUSTEES APPROVED THE PROPOSALS?

Yes. The Board of Trustees has unanimously approved the proposals in each proxy statement and recommends that you vote to approve them.

HOW MANY VOTES AM I ENTITLED TO CAST?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of a fund on the record date. The record date is February 16, 1999.

HOW DO I VOTE MY SHARES?

You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Fidelity at 800-544-8888.

HOW DO I SIGN THE PROXY CARD?

INDIVIDUAL ACCOUNTs: Shareholders should sign exactly as their names
appear on the account regis     tration shown on the card.

JOINT ACCOUNTS:  Either owner may sign, but the name of the person
signing should conform      exactly to a name shown in the
registration.

ALL OTHER ACCOUNTS: The person signing must indicate his or her
capacity.  For example, a trustee      for a trust or other entity
should sign, "   Ann     B. Collins, Trustee."

* Average annual total returns are historical and include changes in share price, reinvestment of dividends and capital gains, if any.
Share price, yield and return will vary.

** Lipper Analytical Services, Inc. is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Lipper averages are based on universes of funds with the same investment objective. Peer group averages include reinvested dividends and capital gains, if any, and exclude sales charges.

Fidelity Distributors Corporation

IMPORTANT PROXY MATERIALS

PLEASE CAST YOUR VOTE NOW!

Dear Shareholder:

I am writing to ask you for your vote on an important proposal to merge Fidelity Short-Intermediate Government Fund (SHORT-INTERMEDIATE) into Fidelity Intermediate Government Income Fund (INTERMEDIATE GOVERNMENT). A shareholder meeting is scheduled for April 14, 1999. Votes received in time to be counted at the meeting will decide whether the merger takes place. This package contains information about the proposal and includes all the materials you will need to vote by mail.

The fund's Board of Trustees has reviewed the proposed merger and has recommended that the proposed merger be presented to shareholders. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees have determined that the proposed merger is in shareholders' best interest. However, the final decision is up to you.

The proposed merger would give shareholders of Short-Intermediate the opportunity to participate in a larger fund with similar investment policies. The combined fund would also have lower expenses guaranteed through June 30, 2001. We have attached a Q&A to assist you in understanding the proposal. The enclosed proxy statement includes a detailed description of the proposed merger.

Please read the enclosed materials and promptly cast your vote on the proxy card. You are entitled to one vote for each dollar of net asset value you own of a fund on the record date (February 16, 1999). Your vote is extremely important, no matter how large or small your holdings may be.

VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED. To cast your vote, simply complete the proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope provided.

If you have any questions before you vote, please call us at 1-800-544-8888. We will be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your fund.

Sincerely,

Edward C. Johnson 3d
Chairman and Chief Executive Officer

Important information to help you understand and vote on the proposal

Please read the full text of the enclosed proxy statement. Below is a brief overview of the proposal to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?

You are being asked to approve a merger of Fidelity Short-Intermediate Government Fund into Fidelity Intermediate Government Income Fund.

WHAT IS THE REASON FOR AND ADVANTAGES OF THIS MERGER?

The proposed merger is part of a wider strategy by Fidelity to reduce the number of bond funds it manages. The combined fund would have lower expenses guaranteed through June 30, 2001, and similar investment policies.

DO THE FUNDS BEING MERGED HAVE SIMILAR INVESTMENT POLICIES?

Both funds are bond funds that seek high current income consistent with the preservation of capital by investing in U.S. Government securities, repurchase agreements, and other instruments related to U.S. Government securities. The funds differ primarily with respect to their average maturity and duration. Short-Intermediate seeks to maintain an average maturity of between two and five years, while Intermediate Government seeks to maintain an average maturity of between three and ten years.

WHO IS THE FUND MANAGER FOR THESE FUNDS?

 Andrew Dudley currently manages both funds and is expected to manage the combined fund.

HOW DO THE EXPENSE STRUCTURES OF THE FUNDS COMPARE?

Short-Intermediate and Intermediate Government have different contractual expense structures. Short-Intermediate pays its management fees and other expenses separately, while Intermediate Government pays an all-inclusive management fee to Fidelity Management & Research Company (FMR). If the Reorganization is approved, FMR has agreed to limit the combined fund's total operating expenses to 0.63% of average net assets through June 30, 2001. After that date, the combined fund's expenses could increase or decrease, as permitted by the Intermediate Government management contract.

WHAT WILL BE THE NAME OF THE COMBINED FUND AFTER THE MERGER IS
COMPLETED?

If shareholders of Short-Intermediate approve the merger of their fund into Intermediate Government, the combined fund's name will remain Fidelity Intermediate Government Income Fund.

IS THE MERGER A TAXABLE EVENT FOR FEDERAL INCOME TAX PURPOSES?

Typically, the exchange of shares pursuant to a merger does not result in a gain or loss for federal income tax purposes.

WHAT WILL BE THE SIZE OF INTERMEDIATE GOVERNMENT AFTER THE MERGER AND HOW HAS THE FUND PERFORMED?

If the proposal is approved, the combined fund is anticipated to have over $900 million in assets.



The table below shows average annual total returns for both
Intermediate Government and its Lipper peer group over the last 1, 3, 5, and 10 year periods. Please keep in mind that past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

AVERAGE ANNUAL TOTAL RETURN AS OF    DECEMBER 31,     1998*


                               1 YEAR  3 YEARS  5 YEARS  10 YEARS

Fidelity Intermediate          7.45%   6.42%    6.34%    7.51%
Government Income Fund

Lipper Short-Inter. U.S. Govt  6.58%   5.64%    5.34%    7.48%
Funds Average**


HOW WILL YOU DETERMINE THE NUMBER OF SHARES OF INTERMEDIATE GOVERNMENT THAT I WILL RECEIVE?

As of the close of business of the New York Stock Exchange on the Closing Date of the merger, shareholders will receive the number of full and fractional shares of Intermediate Government that is equal in value to the net asset value of their shares of Short-Intermediate on that date. The anticipated closing date is April 29, 1999.

WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH QUORUM BY THE SCHEDULED SHAREHOLDER MEETING DATE?

To facilitate receiving sufficient votes, we will need to take further action. We or D.F. King & Co., Inc., a proxy solicitation firm, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.

If there are not sufficient votes to approve the proposal by the time of the Shareholder Meeting (April 14, 1999), the meeting may be adjourned to permit further solicitation of proxy votes.

HAS THE FUND'S BOARD OF TRUSTEES APPROVED THE PROPOSAL?

Yes. The Board of Trustees has unanimously approved the proposal and recommends that you vote to approve it.

HOW MANY VOTES AM I ENTITLED TO CAST?
As a shareholder, you are entitled to one vote for each dollar of net asset value you own of a fund on the record date. The record date is February 16, 1999.

HOW DO I VOTE MY SHARES?

You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Fidelity at 800-544-8888.

HOW DO I SIGN THE PROXY CARD?

INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

JOINT ACCOUNTS: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."


* Average annual total returns are historical and include changes in share price, reinvestment of dividends and capital gains, if any.
Share price, yield and return will vary.

** Lipper Analytical Services, Inc. is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Lipper averages are based on universes of funds with the same investment objective. Peer group averages include reinvested dividends and capital gains, if any, and exclude sales charges.

Fidelity Distributors Corporation

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE OR MAIL TO:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
FIDELITY FIXED-INCOME TRUST: SPARTAN   (Registered trademark)
    SHORT-INTERMEDIATE GOVERNMENT FUND

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and William O. McCoy, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Fixed-Income Trust: Spartan Short-Intermediate Government Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on April 14, 1999 at 9:00 a.m. Eastern time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one.
This Proxy shall be voted on the proposals described in the    Proxy
Statement/Prospectus and in the     Proxy Statement as specified on
the reverse side.  Receipt of the Notice of the Meeting and the
accompanying    Proxy Statement/Prospectus and     Proxy Statement is
hereby acknowledged.

                     NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

                     Date              _____________, 1999
                     __________________________________________
                     __________________________________________
                     Signature(s) (Title(s), if applicable)

                      PLEASE SIGN, DATE, AND RETURN
                      PROMPTLY IN ENCLOSED ENVELOPE

  cusip #316146505/fund #474

Please refer to the    Proxy Statement/Prospectus discussion for
matter A.  Please refer to the     Proxy Statement discussion    for
matters 1, 2, 3, 4, and 14.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSAL   S.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR    EACH OF     THE
FOLLOWING:

   Please detach at perforation before mailing.

   PLEASE VOTE BY FILLING IN THE BOXES BELOW.

PROXY STATEMENT/PROSPECTUS PROPOSAL


A.  To approve an Agreement and   FOR [  ]   AGAINST [  ]   ABSTAIN [  ]  A.
    Plan of Reorganization
    between Spartan
    Short-Intermediate
    Government Fund and Fidelity
    Intermediate Government
    Income Fund, a fund of
    Fidelity Income Fund,
    providing for the transfer
    of all of the assets of
    Spartan Short-Intermediate
    Government Fund to Fidelity
    Intermediate Government
    Income Fund in exchange
    solely for shares of
    beneficial interest in
    Fidelity Intermediate
    Government Income Fund and
    the assumption by Fidelity
    Intermediate Government
    Income Fund of Spartan
    Short-Intermediate
    Government Fund's
    liabilities, followed by the
    distribution of shares of
    Fidelity Intermediate
    Government Income Fund to
    shareholders of Spartan
    Short-Intermediate
    Government Fund in
    liquidation of Spartan
    Short-Intermediate
    Government Fund.



   PROXY STATEMENT PROPOSALS


1.  To elect the twelve nominees  FOR all nominees listed   WITHHOLD authority to vote    1.
    specified below as Trustees:  (except as marked to the  for all nominees
    (01)Ralph F. Cox,             contrary at left)         [  ]
    (02)Phyllis Burke Davis,      [  ]
    (03)Robert M. Gates,
    (04)Edward C. Johnson 3d,
    (05)E. Bradley Jones,
    (06)Donald J. Kirk,
    (07)Peter S. Lynch,
    (08)William O. McCoy,
    (09)Gerald C. McDonough,
    (10)Marvin L. Mann,
    (11)Robert C. Pozen, and
    (12)Thomas R. Williams.
    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF THE
    NOMINEE(S) ON THE LINE
    BELOW.)



   ---------------------------------------------------------------


2.   To ratify the selection of      FOR [  ]   AGAINST [  ]   ABSTAIN [  ]  2.
     PricewaterhouseCoopers LLP
     as independent accountants
     of the fund.

3.   To authorize the Trustees to    FOR [  ]   AGAINST [  ]   ABSTAIN [  ]  3.
     adopt an amended and
     restated Declaration of Trust.

4.   To adopt a new fundamental      FOR [  ]   AGAINST [  ]   ABSTAIN [  ]  4.
     investment policy for the
     fund permitting the fund to
     invest all of its assets in
     another open-end investment
     company managed by FMR or an
     affiliate with substantially
     the same investment
     objective and policies.

14.  To amend the fundamental        FOR [  ]   AGAINST [  ]   ABSTAIN [  ]  14.
     investment limitation
     concerning diversification
     to exclude "securities of
     other investment companies"
     from the limitation for the
     fund.



   SSG-PXC-0299  (PLEASE SIGN ON REVERSE SIDE)
                    cusip #316146505/fund #474

Vote this proxy card TODAY! Your prompt response will save your fund the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------
FIDELITY CHARLES STREET TRUST: FIDELITY SHORT-INTERMEDIATE GOVERNMENT
FUND

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and William O. McCoy, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Charles Street Trust: Fidelity Short-Intermediate Government Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on April 14, 1999 at 9:00 a.m. Eastern time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                     NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

                     Date                        _____________, 1999
                     _______________________________________
                     _______________________________________
                     Signature(s) (Title(s), if applicable)

                     PLEASE SIGN, DATE, AND RETURN
                     PROMPTLY IN ENCLOSED ENVELOPE

    cusip #316069202/fund #464

Please refer to the Proxy Statement discussion of this matter.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------
   Please vote by filling in a box below.
____________________________________________________________________

B.  To approve an Agreement and   FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  B.
    Plan of Reorganization
    between Fidelity
    Short-Intermediate
    Government Fund and Fidelity
    Income Fund: Fidelity
    Intermediate Government
    Income Fund, providing for
    the transfer of all of the
    assets of Fidelity
    Short-Intermediate
    Government Fund to Fidelity
    Intermediate Government
    Income Fund in exchange
    solely for shares of
    beneficial interest in
    Fidelity Intermediate
    Government Income Fund and
    the assumption by Fidelity
    Intermediate Government
    Income Fund of Fidelity
    Short-Intermediate
    Government Fund's
    liabilities, followed by the
    distribution of Fidelity
    Intermediate Government
    Income Fund shares to
    shareholders of Fidelity
    Short-Intermediate
    Government Fund in
    liquidation of Fidelity
    Short-Intermediate
    Government Fund.


   (PLEASE SIGN ON REVERSE SIDE)

FSG-PXC-299    cusip #316069202/fund #464

SUPPLEMENT TO FIDELITY'S GOVERNMENT BOND FUNDS SEPTEMBER 21, 1998
PROSPECTUS

The following information replaces similar information found in the "Expenses" section on page 6.

INTERMEDIATE GOV'T INCOME

Management fee                  0.65%

12b-1 fee                       None

Other expenses                  0.00%

Total fund operating expenses   0.65%

The following information replaces similar information found in the "expenses" section on page 7.

INTERMEDIATE GOV'T INCOME

1 year    $ 7

3 years   $ 21

5 years   $ 36

10 years  $ 81

The following information replaces footnote D to the Financial Highlights table for Fidelity Ginnie Mae Fund found on page 8.
FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

The following information replaces the biographical information for Curt Hollingsworth found in the "Charter" section on page 15.

Thomas Silvia is Vice President and manager of Ginnie Mae and Government Income, which he has managed since December 1998. He also manages other Fidelity funds. Mr. Silvia joined Fidelity as a senior mortgage trader in 1993. Previously, he was a quantitative analyst with Donaldson, Lufkin & Jenrette in New York from 1990 to 1993.

Andrew Dudley is Vice President and manager of Intermediate Government Income, which he has managed since December 1998. He also manages other Fidelity funds. Prior to joining Fidelity in 1996, Mr. Dudley was a portfolio manager for Putnam Investments from 1991 to 1996.




Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.

To learn more about each fund and its investments, you can obtain a copy of each fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated September 21, 1998. The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web Site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity(registered trademark) at 1-800-544-8888.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN APPROVED
OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION, NOR HAS
THE SECURITIES AND EXCHANGE
COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.

GVT-pro-0998
1.537653.101

FIDELITY'S
GOVERNMENT BOND
FUNDS

Each of these funds seeks high current income by investing mainly in U.S. Government securities. The funds have different investment strategies, however, and carry varying degrees of risk and yield potential.

FIDELITY GINNIE MAE FUND
(fund number 015, trading symbol FGMNX)

FIDELITY GOVERNMENT INCOME FUND (formerly Fidelity Government
Securities Fund)
(fund number 054, trading symbol FGOVX)

FIDELITY INTERMEDIATE GOVERNMENT INCOME FUND (formerly
Spartan(registered trademark) Limited Maturity Government Fund)
(fund number 452, trading symbol FSTGX)

PROSPECTUS
SEPTEMBER 21, 1998
(FIDELITY_LOGO_GRAPHIC) (registered trademark)
82 DEVONSHIRE STREET, BOSTON, MA 02109


CONTENTS


KEY FACTS                5   THE FUNDS AT A GLANCE

                         5   WHO MAY WANT TO INVEST

                         7   EXPENSES Each fund's yearly
                             operating expenses.

                         9   FINANCIAL HIGHLIGHTS A
                             summary of each fund's
                             financial data.

                         13  PERFORMANCE How each fund has
                             done over time.

THE FUNDS IN DETAIL      17  CHARTER How each fund is
                             organized.

                         18  INVESTMENT PRINCIPLES AND
                             RISKS Each fund's overall
                             approach to investing.

                         24  BREAKDOWN OF EXPENSES How
                             operating costs are
                             calculated and what they
                             include.

YOUR ACCOUNT             27  DOING BUSINESS WITH FIDELITY

                         27  TYPES OF ACCOUNTS Different
                             ways to set up your account,
                             including tax-advantaged
                             retirement plans.

                         31  HOW TO BUY SHARES Opening an
                             account and making
                             additional investments.

                         33  HOW TO SELL SHARES Taking
                             money out and closing your
                             account.

                         35  INVESTOR SERVICES Services to
                             help you manage your account.

SHAREHOLDER AND ACCOUNT  37  DIVIDENDS, CAPITAL GAINS,
POLICIES                     AND TAXES

                         38  TRANSACTION DETAILS Share
                             price calculations and the
                             timing of purchases and
                             redemptions.

                         41  EXCHANGE RESTRICTIONS


KEY FACTS

THE FUNDS AT A GLANCE
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments(registered trademark), which was established in 1946 and is now America's largest mutual fund manager. Foreign affiliates of FMR may help choose investments for some of the funds.

Beginning January 1, 1999, Fidelity Investments Money Management, Inc.
(FIMM), a subsidiary of FMR, will choose investments for the funds.

As with any mutual fund, there is no assurance that a fund will achieve its goal.

GINNIE MAE

GOAL: High current income.

STRATEGY: Invests mainly in mortgage securities issued by the Government National Mortgage Association (Ginnie Maes). FMR uses the Lehman Brothers GNMA Index as a guide in structuring the fund and selecting its investments.

SIZE: As of July 31, 1998, the fund had over $917 million in assets.

GOVERNMENT INCOME

GOAL: High current income with preservation of capital.

STRATEGY: Normally invests in U.S. Government securities and instruments related to U.S. Government securities. FMR uses the Lehman Brothers Government Bond Index as a guide in structuring the fund and selecting its investments.

SIZE: As of July 31, 1998, the fund had over $1.2 billion in assets.

INTERMEDIATE GOV'T INCOME

GOAL: High current income with preservation of capital.

STRATEGY: Normally invests in U.S. Government securities and instruments related to U.S. Government securities while maintaining a dollar-weighted average maturity of three to ten years. FMR uses the Lehman Brothers Intermediate Government Bond Index as a guide in structuring the fund and selecting its investments.

SIZE: As of July 31, 1998, the fund had over $703 million in assets.

WHO MAY WANT TO INVEST

These funds may be appropriate for investors who seek high current income from a portfolio of U.S. Government securities. A fund's level of risk and potential reward depend on the quality and maturity of its investments.

The value of the funds' investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other economic and political news. Ginnie Mae's investments are also subject to prepayment risk, which can lower the fund's yield, particularly in periods of declining interest rates. When you sell your shares, they may be worth more or less than what you paid for them. By themselves, the funds do not constitute a balanced investment plan.

(checkmark)THE SPECTRUM OF
FIDELITY FUNDS
Broad categories of Fidelity
funds are presented here in
order of ascending risk.
Generally, investors seeking
to maximize return must
assume greater risk. The funds
in this prospectus are in the
INCOME category.

(solid bullet) MONEY MARKET Seeks
income and stability by
investing in high-quality,
short-term investments.

(right arrow) INCOME Seeks income by
investing in bonds.
(solid bullet) GROWTH AND INCOME Seeks
long-term growth and income
by investing in stocks and
bonds.

(solid bullet) GROWTH Seeks long-term
growth by investing mainly in
stocks.

EXPENSES

SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy, sell, or exchange shares of a fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. See "Transaction Details," page 112, for an explanation of how and when these charges apply.

Sales charge on purchases and  None
reinvested distributions

Deferred sales charge on       None
redemptions

Annual account maintenance     $12.00
fee (for accounts under
$2,500)

ANNUAL FUND OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to FMR. FMR is responsible for the payment of all other expenses for Intermediate Government Income with certain limited exceptions. Each of Ginnie Mae and Government Income also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. A fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" page 99).

The following figures are based on historical expenses, adjusted to reflect current fees, of each fund and are calculated as a percentage of average net assets of each fund. In addition, on behalf of Intermediate Government Income, FMR has entered into arrangements with the fund's custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce fund expenses. Each of Ginnie Mae and Government Income has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total fund operating expenses presented in the table would have been 0.68% for Government Income.

GINNIE MAE

Management fee (after          0.35%
reimbursement)

12b-1 fee                      None

Other expenses                 0.30%

Total fund operating expenses  0.65%
(after reimbursement)

GOVERNMENT INCOME

Management fee                  0.44%

12b-1 fee                       None

Other expenses                  0.25%

Total fund operating expenses   0.69%

INTERMEDIATE GOV'T INCOME

Management fee (after          0.38%
reimbursement)

12b-1 fee                      None

Other expenses                 0.00%

Total fund operating expenses  0.38%
(after reimbursement)

EXAMPLES: Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder transaction expenses and each fund's annual operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
GINNIE MAE

1 year    $ 7

3 years   $ 21

5 years   $ 36

10 years  $ 81

GOVERNMENT INCOME

1 year    $ 7

3 years   $ 22

5 years   $ 38

10 years  $ 86

INTERMEDIATE GOV'T INCOME

1 year    $ 4

3 years   $ 12

5 years   $ 21

10 years  $ 48

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses or returns, all of which may vary. Effective June 27, 1998, FMR has voluntarily agreed to reimburse Ginnie Mae to the extent that the management fee, other expenses and total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 0.65% of its average net assets. If this agreement were not in effect, the management fee, other expenses and total operating expenses, as a percentage of average net assets, of the fund would have been 0.44%, 0.30% and 0.74%, respectively.

Effective March 1, 1997, FMR has voluntarily agreed to reimburse Intermediate Government Income to the extent that total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 0.38% of its average net assets. If this agreement were not in effect, the management fee, other expenses, and total operating expenses would have been 0.65%, 0.00%, and 0.65%, respectively.

The reimbursement agreement for Intermediate Government Income will continue through December 31, 1998.

FINANCIAL HIGHLIGHTS

The financial highlights tables that follow have been audited by PricewaterhouseCoopers LLP, independent accountants. The funds' financial highlights, financial statements, and reports of the auditor are included in the funds' Annual Report, and are incorporated by reference into (are legally a part of) the funds' SAI. Contact
Fidelity for a free copy of an Annual Report or the SAI.

FIDELITY GINNIE MAE FUND

Selected Per-Share Data
and Ratios

Years ended July 31          1998      1997      1996      1995      1994      1993      1992      1991      1990

Net asset value, beginning   $ 10.850  $ 10.530  $ 10.640  $ 10.360  $ 11.260  $ 11.060  $ 10.650  $ 10.370  $ 10.420
of period

Income from Investment        .714B     .720B     .688      .721      .582      .800      .833      .845      .891
Operations  Net investment
 income

 Net realized and             .004      .310      (.107)    .292      (.650)    .083      .373      .288      (.099)
unrealized gain (loss)

 Total from investment        .718      1.030     .581      1.013     (.068)    .883      1.206     1.133     .792
operations

Less Distributions  From      (.698)    (.710)    (.691)    (.713)    (.582)    (.683)    (.796)    (.853)    (.842)
net   investment income

 From net   realized gain     --        --        --        --        (.190)    --        --        --        --

 In excess of net             --        --        --        (.020)    (.060)    --        --        --        --
realized gain

 Total distributions          (.698)    (.710)    (.691)    (.733)    (.832)    (.683)    (.796)    (.853)    (.842)

Net asset value, end of      $ 10.870  $ 10.850  $ 10.530  $ 10.640  $ 10.360  $ 11.260  $ 11.060  $ 10.650  $ 10.370
period

Total returnA                 6.81%     10.11%    5.55%     10.26%    (.63)%    8.23%     11.65%    11.36%    8.01%

Net assets, end of period    $ 917     $ 822     $ 790     $ 767     $ 769     $ 976     $ 914     $ 797     $ 658
(in millions)

Ratio of expenses to          .72%C     .76%      .76%      .75%      .82%      .80%      .80%      .83%      .83%
average net assets

Ratio of expenses to          .72%      .75%D     .75%D     .75%      .82%      .80%      .80%      .83%      .83%
average net assets after
expense reductions

Ratio of net investment       6.58%     6.75%     6.69%     7.24%     7.03%     7.26%     7.73%     8.24%     8.71%
income to average  net assets

Portfolio turnover rate       172%      98%       107%      210%      303%      259%      114%      125%      96%



Selected Per-Share Data
and Ratios

Years ended July 31          1989

Net asset value, beginning   $ 10.020
of period

Income from Investment        .916
Operations  Net investment
 income

 Net realized and             .322
unrealized gain (loss)

 Total from investment        1.238
operations

Less Distributions  From      (.838)
net   investment income

 From net   realized gain     --

 In excess of net             --
realized gain

 Total distributions          (.838)

Net asset value, end of      $ 10.420
period

Total returnA                 13.00%

Net assets, end of period    $ 651
(in millions)

Ratio of expenses to          .85%
average net assets

Ratio of expenses to          .85%
average net assets after
expense reductions

Ratio of net investment       9.03%
income to average  net assets

Portfolio turnover rate       291%


F THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

G NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

H FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.

I FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FIDELITY GOVERNMENT INCOME FUND

Selected Per-Share Data
and Ratios

Year ended July 31           1998E     1997D    1996D    1995D    1994D     1993D     1992F     1991G     1990G    1989G

Net asset value, beginning   $ 9.760   $ 9.620  $ 9.890  $ 9.330  $ 10.870  $ 10.500  $ 10.300  $ 9.640   $ 9.610  $ 9.270
of period

Income from Investment        .481I     .625I    .670     .625     .626      .672      .556      .801      .832     .784
Operations  Net investment
income

 Net realized and             .208      .175     (.299)   .564     (1.225)   .627      .198      .660      .030     .340
unrealized gain (loss)

 Total from investment        .689      .800     .371     1.189    (.599)    1.299     .754      1.461     .862     1.124
operations

Less Distributions  From      (.469)    (.660)   (.641)   (.609)   (.631)    (.679)    (.554)    (.801)    (.832)   (.784)
net   investment income

 From net realized gain       --        --       --       --       (.310)    (.250)    --        --        --       --

 In excess of net             --        --       --       (.020)   --        --        --        --        --       --
realized gain

 Total distributions          (.469)    (.660)   (.641)   (.629)   (.941)    (.929)    (.554)    (.801)    (.832)   (.784)

Net asset value,  end of     $ 9.980   $ 9.760  $ 9.620  $ 9.890  $ 9.330   $ 10.870  $ 10.500  $ 10.300  $ 9.640  $ 9.610
period

Total returnB,C               7.19%     8.61%    3.82%    13.21%   (5.81)%   13.18%    7.65%     15.96%    9.53%    12.62%

Net assets, end of period    $ 1,253   $ 1,023  $ 949    $ 897    $ 614     $ 729     $ 582     $ 522     $ 469    $ 560
(in millions)

Ratio of expenses to          .69%A     .73%     .72%     .71%     .69%      .69%      .70%A     .70%      .66%     .73%
average net assets

Ratio of expenses to          .68%A,H   .72%H    .71%H    .71%     .69%      .69%      .70%A     .70%      .66%     .73%
average net assets after
expense reductions

Ratio of net investment       5.82%A    6.48%    6.52%    6.36%    6.26%     6.40%     7.31%A    8.23%     8.84%    8.29%
income to average  net assets

Portfolio turnover rate       289%A     199%     124%     391%     402%      323%      219%A     257%      302%     312%



Selected Per-Share Data
and Ratios

Year ended July 31           1988G

Net asset value, beginning   $ 9.520
of period

Income from Investment        .839
Operations  Net investment
income

 Net realized and             (.250)
unrealized gain (loss)

 Total from investment        .589
operations

Less Distributions  From      (.839)
net   investment income

 From net realized gain       --

 In excess of net             --
realized gain

 Total distributions          (.839)

Net asset value,  end of     $ 9.270
period

Total returnB,C               6.36%

Net assets, end of period    $ 568
(in millions)

Ratio of expenses to          .79%
average net assets

Ratio of expenses to          .79%
average net assets after
expense reductions

Ratio of net investment       8.87%
income to average  net assets

Portfolio turnover rate       283%


A ANNUALIZED

B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

D YEAR ENDED SEPTEMBER 30

E TEN MONTHS ENDED JULY 31,1998

F NINE MONTHS ENDED SEPTEMBER 30, 1992

G YEAR ENDED DECEMBER 31

H FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

I NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

FIDELITY INTERMEDIATE GOVERNMENT INCOME FUND

Selected Per-Share Data
and Ratios

Years ended July 31          1998     1997     1996     1995     1994      1993      1992      1991      1990

Net asset value, beginning   $ 9.790  $ 9.650  $ 9.760  $ 9.610  $ 10.310  $ 10.180  $ 10.060  $ 9.930   $ 10.030
of period

Income from Investment        .652C    .675C    .678     .610     .470      .872      .836      .853      .816
Operations  Net investment
 income

 Net realized and             (.008)   .124     (.150)   .143     (.410)    (.087)    .021      .142      (.100)
unrealized gain (loss)

 Total from investment        .644     .799     .528     .753     .060      .785      .857      .995      .716
operations

Less Distributions  From      (.654)   (.659)   (.638)   (.603)   (.540)    (.605)    (.677)    (.845)    (.816)
net   investment income

 From net realized gain       --       --       --       --       --        (.050)    (.060)    (.020)    --

 In excess of net             --       --       --       --       (.220)    --        --        --        --
realized gain

 Total distributions          (.654)   (.659)   (.638)   (.603)   (.760)    (.655)    (.737)    (.865)    (.816)

Net asset value,  end of     $ 9.780  $ 9.790  $ 9.650  $ 9.760  $ 9.610   $ 10.310  $ 10.180  $ 10.060  $ 9.930
period

Total returnA,B               6.78%    8.56%    5.49%    8.16%    .57%      7.96%     8.78%     10.43%    7.49%

Net assets, end of period    $ 704    $ 704    $ 740    $ 817    $ 1,018   $ 1,529   $ 1,770   $ 880     $ 132
(in millions)

Ratio of expenses to          .38%E    .54%E    .63%E    .65%     .65%      .65%      .61%E     .50%E     .83%
average net assets

Ratio of expenses to          .38%     .54%     .62%D    .65%     .65%      .65%      .61%      .50%      .83%
average net assets after
expense reductions

Ratio of net investment       6.65%    6.96%    6.89%    7.18%    7.37%     8.05%     8.24%     8.63%     8.28%
income to average  net assets

Portfolio turnover rate       188%     105%     105%     210%     391%      324%      330%      288%      270%



Selected Per-Share Data
and Ratios

Years ended July 31          1989

Net asset value, beginning   $ 9.880
of period

Income from Investment        .806
Operations  Net investment
 income

 Net realized and             .150
unrealized gain (loss)

 Total from investment        .956
operations

Less Distributions  From      (.806)
net   investment income

 From net realized gain       --

 In excess of net             --
realized gain

 Total distributions          (.806)

Net asset value,  end of     $ 10.030
period

Total returnA,B               10.14%

Net assets, end of period    $ 125
(in millions)

Ratio of expenses to          .68%E
average net assets

Ratio of expenses to          .68%
average net assets after
expense reductions

Ratio of net investment       8.20%
income to average  net assets

Portfolio turnover rate       806%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

B TOTAL RETURNS DO NOT INCLUDE THE FORMER ACCOUNT CLOSEOUT FEE.

C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.

PERFORMANCE

Bond fund performance can be measured as TOTAL RETURN or YIELD. The total returns that follow are based on historical fund results and do not reflect the effect of taxes.

Each fund's fiscal year runs from August 1 through July 31. The tables below show each fund's performance over past fiscal years compared to different measures, including a comparative index and a competitive funds average. The charts on page present calendar year performance.

AVERAGE ANNUAL TOTAL RETURNS

Fiscal periods ended July 31,  Past 1 year  Past 5 years  Past 10 years
1998

Ginnie Mae*                     6.81%        6.34%         8.37%

Lehman Brothers GNMA Index      7.46%        7.01%         9.25%

Lipper GNMA Funds Average       6.81%        6.11%         8.27%

Government Income               7.67%        5.87%         8.70%

Lehman Brothers Gov't Bond      8.35%        6.57%         8.97%
Index

Lipper General U.S. Gov't       7.32%        5.60%         7.93%
Funds Average

Intermediate Gov't Income*      6.78%        5.87%         7.40%

Lehman Brothers Intermediate    6.83%        5.95%         8.12%
Gov't Bond Index

Lipper Short-Intermediate       5.67%        5.00%         7.38%
U.S. Gov't. Funds Average

* IF FMR HAD NOT REIMBURSED CERTAIN FUND EXPENSES DURING THESE
PERIODS, YIELDS AND TOTAL RETURNS WOULD HAVE BEEN LOWER.

CUMULATIVE TOTAL RETURNS

Fiscal periods ended July 31,  Past 1 year  Past 5 years  Past 10 years
1998

Ginnie Mae*                     6.81%        36.00%        123.36%

Lehman Brothers GNMA Index      7.46%        40.29%        142.29%

Lipper GNMA Funds Average       6.81%        34.54%        121.63%

Government Income               7.67%        33.00%        130.27%

Lehman Brothers Gov't Bond      8.35%        37.43%        135.99%
Index

Lipper General U.S. Gov't       7.32%        31.41%        115.07%
Funds Average

Intermediate Gov't Income*      6.78%        33.02%        104.23%

Lehman Brothers Intermediate    6.83%        33.48%        118.39%
Gov't Bond Index

Lipper Short-Intermediate       5.67%        27.74%        104.03%
U.S. Gov't Funds Average

* IF FMR HAD NOT REIMBURSED CERTAIN FUND EXPENSES DURING THESE
PERIODS, YIELDS AND TOTAL RETURNS WOULD HAVE BEEN LOWER.

(checkmark)UNDERSTANDING
PERFORMANCE

Because these funds invest in
fixed-income securities, their
performance is related to
changes in interest rates.
Funds that hold short-term
bonds are usually less
affected by changes in
interest rates than long-term
bond funds. For that reason,
long-term bond funds typically
offer higher yields and carry
more risk than short-term bond
funds.

EXPLANATION OF TERMS

TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

LEHMAN BROTHERS GNMA INDEX is a market capitalization weighted index of fixed-rate securities issued by the Government National Mortgage Association.

LEHMAN BROTHERS GOVERNMENT BOND INDEX is an index of U.S. Government and government agency securities (other than mortgage securities) with maturities of one year or more.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX is a market value weighted index of U.S. Government fixed-rate debt issues with maturities between one and ten years.

Unlike each fund's returns, the total returns of each comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.

THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.

THE COMPETITIVE FUNDS AVERAGES are the Lipper GNMA Funds Average, Lipper General U.S. Government Funds Average, and Lipper Short-Intermediate U.S. Government Funds Average for Ginnie Mae, Government Income, and Intermediate Government Income, respectively. As of July 31, 1998, the averages reflected the performance of 53, 185, and 100 mutual funds with similar investment objectives, respectively. These averages, published by Lipper Analytical Services, Inc., exclude the effect of sales loads.

The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888.

TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN
INDICATION OF FUTURE PERFORMANCE.

YEAR-BY-YEAR TOTAL RETURNS

Calendar years
1989   1990  1991   1992  1993  1994   1995   1996  1997

INTERMEDIATE GOV'T INCOME
10.35% 9.13% 11.91% 5.76% 6.42% -0.95% 13.93% 4.14% 7.70%

Lehman Brothers Intermediate Government
12.68% 9.56% 14.11% 6.93% 8.17% -1.75% 14.41% 4.06% 7.72%

Lipper Short-Intermediate U.S. Govt. Fund Average
10.84% 9.22% 13.11% 5.94% 6.96% -2.26% 12.46% 3.52% 6.72%

Consumer Price Index
4.65%  6.11% 3.06%  2.90% 2.75% 2.67%  2.54%  3.32% 1.70%

Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 10.35
Row: 3, Col: 1, Value: 9.129999999999999
Row: 4, Col: 1, Value: 11.91
Row: 5, Col: 1, Value: 5.76
Row: 6, Col: 1, Value: 6.42
Row: 7, Col: 1, Value: -0.9500000000000001
Row: 8, Col: 1, Value: 13.93
Row: 9, Col: 1, Value: 4.14
Row: 10, Col: 1, Value: 7.7
(LARGE SOLID BOX) Intermediate
Gov't Income

YEAR-BY-YEAR TOTAL RETURNS

Calendar years
1989   1990  1991   1992  1993   1994   1995   1996  1997

GOVERNMENT INCOME
12.62% 9.53% 15.96% 7.97% 12.32% -5.21% 18.07% 2.09% 8.93%

Lehman Brothers Government Bond Index
14.22% 8.72% 15.32% 7.23% 10.66% -3.37% 18.34% 2.77% 9.59%

Lipper General U.S. Government Funds Average
12.46% 8.22% 14.44% 6.41% 9.42%  -4.64% 17.34% 1.72% 8.84%

Consumer Price Index
4.65%  6.11% 3.06%  2.90% 2.75%  2.67%  2.54%  3.32% 1.70%

Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 12.62
Row: 3, Col: 1, Value: 9.529999999999999
Row: 4, Col: 1, Value: 15.96
Row: 5, Col: 1, Value: 7.970000000000001
Row: 6, Col: 1, Value: 12.32
Row: 7, Col: 1, Value: -5.21
Row: 8, Col: 1, Value: 18.07
Row: 9, Col: 1, Value: 2.09
Row: 10, Col: 1, Value: 8.93
(LARGE SOLID BOX) Government Income

YEAR-BY-YEAR TOTAL RETURNS

Calendar years
1989   1990   1991   1992  1993  1994   1995   1996  1997

GINNIE MAE
13.85% 10.50% 13.57% 6.70% 6.11% -2.00% 16.60% 4.86% 8.70%

Lehman Brothers GNMA Index
15.69% 10.58% 16.04% 7.41% 6.58% -1.50% 17.05% 5.53% 9.53%

Lipper GNMA Funds Average
13.28% 9.55%  14.86% 6.49% 6.57% -2.49% 16.25% 3.81% 8.80%

Consumer Price Index
4.65%  6.11%  3.06%  2.90% 2.75% 2.67%  2.54%  3.32% 1.70%

Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 13.85
Row: 3, Col: 1, Value: 10.5
Row: 4, Col: 1, Value: 13.57
Row: 5, Col: 1, Value: 6.7
Row: 6, Col: 1, Value: 6.109999999999999
Row: 7, Col: 1, Value: -2.0
Row: 8, Col: 1, Value: 16.6
Row: 9, Col: 1, Value: 4.859999999999999
Row: 10, Col: 1, Value: 8.699999999999999
(LARGE SOLID BOX) Ginnie Mae

THE FUNDS IN DETAIL

CHARTER

EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. Ginnie Mae and Intermediate Government Income are diversified funds, and Government Income is a non-diversified fund of Fidelity Income Fund, an open-end management investment company organized as a Massachusetts business trust on August 7, 1984.

EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.

THE FUNDS MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.

FMR AND ITS AFFILIATES

The funds are managed by FMR, which chooses the funds' investments and handles their business affairs.

Affiliates assist FMR with foreign investments:

(small solid bullet) Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for Ginnie Mae and Intermediate Government Income.

(small solid bullet) Fidelity Management & Research (Far East) Inc. (FMR Far East), in Tokyo, Japan, serves as a sub-adviser for Ginnie Mae and Intermediate Government Income.

Beginning January 1, 1999, FIMM, located in Merrimack, New Hampshire, will have primary responsibility for providing investment management services for the funds.

Curt Hollingsworth is Vice President and manager of Ginnie Mae and Government Income, which he has managed since February 1997; and Intermediate Government Income, which he has managed since May 1988. Since joining Fidelity in 1983, Mr. Hollingsworth has worked as a fixed-income trader and portfolio manager.

Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

Fidelity Distributors Corporation (FDC) distributes and markets
Fidelity's funds and services.

Fidelity Service Company, Inc. (FSC) performs transfer agent servicing functions for each fund.

FMR Corp. is the ultimate parent company of FMR, FMR U.K., FMR Far East, and FIMM. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.

FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

INVESTMENT PRINCIPLES AND RISKS

BOND FUNDS IN GENERAL. The yield and share price of a bond fund change daily based on changes in interest rates and market conditions, and in response to other economic, political, or financial events. The types and maturities of the securities a bond fund purchases and the credit quality of their issuers will impact a bond fund's reaction to these events.

The total return from a bond includes both income and price gains or losses. While income is the most important component of bond returns over time, a bond fund's emphasis on income does not mean the fund invests only in the highest-yielding bonds available, or that it can avoid losses of principal.

INTEREST RATE RISK. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer-term bonds are usually more sensitive to interest rate changes. In other words, the longer the maturity of a bond, the greater the impact a change in interest rates is likely to have on the bond's price. In addition, short-term interest rates and long-term interest rates do not necessarily move in the same amount or in the same direction. A short-term bond tends to react to changes in short-term interest rates and a long-term bond tends to react to changes in long-term interest rates.

ISSUER RISK. The price of a bond is affected by the credit quality of its issuer. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds.

PREPAYMENT RISK. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can prepay principal prior to the security's maturity. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security may be difficult to predict and result in greater volatility.

FIDELITY'S APPROACH TO BOND FUNDS. In managing bond funds, FMR selects a benchmark index that is representative of the universe of securities in which a fund invests. FMR uses this benchmark as a guide in structuring the fund and selecting its investments.

FMR allocates assets among different market sectors (for example, fixed-rate or adjustable rate mortgages) and different maturities based on its view of the relative value of each sector or maturity.

FMR focuses on assembling a portfolio of income-producing bonds that it believes will provide the best balance between risk and return within the universe of securities in which a fund may invest. FMR's evaluation of a potential investment includes an analysis of the credit quality of the issuer, its structural features, its current price compared to FMR's estimate of its long-term value, and any short-term trading opportunities resulting from market inefficiencies.

GINNIE MAE seeks high current income, consistent with prudent investment risk, by investing in Ginnie Maes. When consistent with its goal, the fund may also consider the potential for capital gain. FMR normally invests at least 65% of the fund's total assets in Ginnie Maes. The fund may also invest in other U.S. Government securities and instruments related to U.S. Government securities. Other instruments may include futures or options on U.S. Government securities or interests in U.S. Government securities that have been repackaged by dealers or other third parties. It is important to note that neither the fund's share price nor its yield is guaranteed by the U.S. Government.

Ginnie Maes are government securities that are interests in pools of mortgage loans. Their principal and interest payments are fully guaranteed by the U.S. Government, making them high-quality investments.

The benchmark index for the fund is the Lehman Brothers GNMA Index, a market capitalization weighted index of fixed-rate securities that represent interests in pools of mortgage loans with original terms of 15 and 30 years and are issued by the Government National Mortgage Association (GNMA). FMR manages the fund to have similar overall interest rate risk to the index. As of July 31, 1998, the dollar-weighted average maturity of the fund and the index was approximately 6.10 years and 5.75 years, respectively.

The reaction of mortgage securities to changes in interest rates can be difficult to predict because mortgage securities are subject to prepayment of principal and interest and can be structured in a complex manner. In determining a security's maturity for purposes of calculating a fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity.

GOVERNMENT INCOME seeks high current income, consistent with preservation of principal, by investing in U.S. Government securities and instruments related to U.S. Government securities under normal conditions. The benchmark index for the fund is the Lehman Brothers Government Bond Index, a market value weighted benchmark of U.S. Government and government agency securities (other than mortgage securities) with maturities of one year or more. FMR manages the fund to have similar overall interest rate risk to the index. As of July 31,1998, the dollar-weighted average maturity of the fund and the index was approximately 8.70 years and 8.90 years, respectively.

In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity.

The fund normally invests only in U.S. Government securities, repurchase agreements and other instruments related to U.S. Government securities. FMR normally invests at least 65% of the fund's total assets in U.S. Government securities and repurchase agreements for U.S. Government securities. Other instruments may include futures or options on U.S. Government securities or interests in U.S. Government securities that have been repackaged by dealers or other third parties. It is important to note that neither the fund's share price nor its yield is guaranteed by the U.S. Government.

INTERMEDIATE GOVERNMENT INCOME seeks high current income, consistent with preservation of capital, by investing in U.S. Government securities and instruments related to U.S. Government securities under normal conditions. The benchmark index for the fund is the Lehman Brothers Intermediate Government Bond Index, a market value weighted benchmark of U.S. Government fixed-rate debt issues with maturities between one and 10 years. FMR manages the fund to have similar overall interest rate risk to the index. As of July 31, 1998, the dollar-weighted average maturity of the fund and the index was approximately 4.70 years and 3.88 years, respectively. In addition, the fund normally maintains a dollar-weighted average maturity of between three and 10 years.

In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity.

The fund normally invests only in U.S. Government securities, repurchase agreements and other instruments related to U.S. Government securities. FMR normally invests at least 65% of the fund's total assets in U.S. Government securities and repurchase agreements for U.S. Government securities. Other instruments may include futures or options on U.S. Government securities or interests in U.S. Government securities that have been repackaged by dealers or other third parties. It is important to note that neither the fund's share price nor its yield is guaranteed by the U.S. Government.

FMR may use various investment techniques to hedge a portion of a fund's risks, but there is no guarantee that these strategies will work as FMR intends. When you sell your shares of a fund, they may be worth more or less than what you paid for them.

FMR normally invests each fund's assets according to its investment strategy. Each fund also reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.

SECURITIES AND INVESTMENT PRACTICES

The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in the funds' SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.

FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.

DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes. In addition, bond prices are also affected by the credit quality of the issuer.

U.S. GOVERNMENT SECURITIES are high-quality debt instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. For example, U.S. Government securities such as those issued by Fannie Mae are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. Other U.S. Government securities, such as those issued by the Federal Farm Credit Banks Funding Corporation, are supported only by the credit of the entity that issued them.

ASSET-BACKED SECURITIES include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, these securities may be subject to prepayment risk.

MORTGAGE SECURITIES include interests in pools of commercial or residential mortgages, and may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage securities may be issued by agencies or instrumentalities of the U.S. Government or by private entities.

The price of a mortgage security may be significantly affected by changes in interest rates. Some mortgage securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their price highly volatile. Also, mortgage securities, especially stripped mortgage-backed securities, are subject to prepayment risk. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment.

RESTRICTIONS: Each of Government Income and Intermediate Government Income does not currently intend to invest more than 40% of its assets in mortgage securities.

STRIPPED SECURITIES are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into swap agreements and purchasing indexed securities.

FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

ILLIQUID SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. Difficulty in selling securities may result in a loss or may be costly to a fund.

RESTRICTIONS: A fund may not invest more than 10% of its assets in illiquid securities.

WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at a later date than is customary for that type of security. The market value of the security could change during this period.

OTHER INSTRUMENTS may include real estate-related instruments.

CASH MANAGEMENT. A fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.

BORROWING. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

RESTRICTIONS: Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.

LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering a fund's securities. A fund may also lend money to other funds advised by FMR or its affiliates.

RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of a fund's total assets.

FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.

GINNIE MAE seeks a high level of current income consistent with prudent investment risk, by investing primarily in mortgage-related securities. In seeking current income, the fund may also consider the potential for capital gain.

GOVERNMENT INCOME seeks a high level of current income, consistent with preservation of principal. The fund invests in securities issued by the U.S. Government or issued by U.S. Government agencies or instrumentalities, and in certain options and futures contracts.

INTERMEDIATE GOVERNMENT INCOME seeks a high level of current income as is consistent with the preservation of capital.

Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.

Loans, in the aggregate, may not exceed 331/3% of each fund's total assets.

BREAKDOWN OF EXPENSES

Like all mutual funds, each fund pays fees related to its daily operations. Expenses paid out of each fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to affiliates who provide assistance with these services for certain funds. Each of Ginnie Mae and Government Income also pays OTHER EXPENSES, which are explained on page 103.

FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which, in the case of certain funds, may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.

MANAGEMENT FEE AND OTHER EXPENSES

The management fee is calculated and paid to FMR every month. FMR pays all of the other expenses of Intermediate Government Income with limited exceptions.

Intermediate Government Income's annual management fee rate is 0.65% of its average net assets. For the fiscal year ended July 31, 1998, Intermediate Government Income paid a management fee of 0.38% of the fund's average net assets, after reimbursement.

For each of Ginnie Mae and Government Income, the fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For July 1998, the group fee rate was 0.1331%. The individual fund fee rate is 0.30% for each of Ginnie Mae and Government Income.

The total management fee for the fiscal year ended July 31, 1998 was 0.42%, after reimbursement, of the fund's average net assets for Ginnie Mae and 0.44% (annualized) of the fund's average net assets for Government Income.

FMR HAS SUB-ADVISORY AGREEMENTS with FMR U.K. and FMR Far East on behalf of Ginnie Mae and Intermediate Government Income. These sub-advisers provide FMR with investment research and advice on issuers based outside the United States. Under the sub-advisory agreements, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services.

The sub-advisers may also provide investment management services. In return, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its management fee rate with respect to a fund's investments that the sub-adviser manages on a discretionary basis.

Beginning January 1, 1999, FIMM will have primary responsibility for managing each fund's investments. FMR will pay FIMM 50% of its management fee (before expense reimbursements) for FIMM's services.

While the management fee is a significant component of each of Ginnie Mae's and Government Income's annual operating costs, these funds have other expenses as well.

The funds contract with FSC to perform transfer agency, dividend disbursing, shareholder servicing, and accounting functions. These services include processing shareholder transactions, valuing each fund's investments, handling securities loans for each fund, and calculating each fund's share price and dividends.

For the fiscal year ended July 1998, transfer agency and pricing and bookkeeping fees paid (as a percentage of average net assets) amounted to the following. These amounts are before expense reductions, if any.

                    Transfer Agency and Pricing
                    and Bookkeeping Fees Paid by
                    Fund

Ginnie Mae           0.26%

Government Income*   0.21%

* ANNUALIZED
In the case of Intermediate Government Income, FMR, not the fund, pays for these services.

Each of Ginnie Mae and Government Income also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by a fund to reduce that fund's custodian or transfer agent fees.

Intermediate Government Income also pays other expenses, such as brokerage fees and commissions, interest on borrowings, taxes, and the compensation of trustees who are not affiliated with Fidelity.

Each fund has adopted a DISTRIBUTION AND SERVICE PLAN. Each plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares. Currently, the Board of Trustees of each fund has authorized such payments.

For the fiscal year ended July 1998, the portfolio turnover rates for Ginnie Mae, Government Income and Intermediate Government Income were 172%, 289% (annualized), and 188%, respectively. These rates vary from year to year. High turnover rates increase transaction costs and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.

   YOUR ACCOUNT

DOING BUSINESS WITH FIDELITY

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, FBSI. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country and Fidelity's Web site.

To reach Fidelity for general information, call these numbers:

(small solid bullet) For mutual funds, 1-800-544-8888

(small solid bullet) For brokerage, 1-800-544-7272

If you would prefer to speak with a representative in person, Fidelity has over 75 walk-in Investor Centers across the country.

If you would prefer to access information on-line, you can visit
Fidelity's Web site at www.fidelity.com.

TYPES OF ACCOUNTS

You may set up an account directly in a fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in a fund through a brokerage account.

You may purchase or sell shares of the funds through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in a fund. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.

The different ways to set up (register) your account with Fidelity are listed in the table that follows.

(checkmark)FIDELITY FACTS
Fidelity offers the broadest
selection of mutual funds
in the world.

(solid bullet) Number of Fidelity mutual funds: over 225
(solid bullet) Assets in Fidelity mutual funds: over $611 billion

(solid bullet) Number of shareholder
accounts: over 38 million

(solid bullet) Number of investment
analysts and portfolio
managers: over 250

The account guidelines that follow may not apply to certain retirement accounts. If you are investing through a retirement account or if your employer offers the funds through a retirement program, you may be subject to additional fees. For more information, please refer to your program materials, contact your employer, call your retirement benefits number, visit Fidelity's Web site at www.fidelity.com, or contact Fidelity directly, as appropriate.

   WAYS TO SET UP YOUR ACCOUNT

   INDIVIDUAL OR JOINT TENANT

   FOR YOUR GENERAL INVESTMENT NEEDS

   Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).

   RETIREMENT

   FOR TAX-ADVANTAGED RETIREMENT SAVINGS

 Retirement plans provide individuals with tax-advantaged ways to save for retirement, either with tax-deductible contributions or tax-free growth. Retirement accounts require special applications and typically have lower minimums.

(solid bullet) TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow individuals under age 70 with compensation to contribute up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Contributions may be tax-deductible, subject to certain income limits.

(solid bullet) ROTH IRAS allow individuals to make non-deductible contributions of up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Eligibility is subject to certain income limits. Qualified distributions are tax-free.

(solid bullet) ROTH CONVERSION IRAS allow individuals with assets held in a Traditional IRA or Rollover IRA to convert those assets to a Roth Conversion IRA. Eligibility is subject to certain income limits.
Qualified distributions are tax-free.

(solid bullet) ROLLOVER IRAS help retain special tax advantages for certain eligible rollover distributions from employer-sponsored retirement plans.

(solid bullet) KEOGH PLANS are generally profit sharing or money purchase pension plans that allow self-employed individuals or small business owners to make tax-deductible contributions for themselves and any eligible employees.

(solid bullet) SIMPLE IRAS provide small business owners and those with self-employment income (and their eligible employees) with many of the advantages of a 401(k) plan, but with fewer administrative requirements.

(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employment income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.

(solid bullet) SALARY REDUCTION SEP-IRAS (SARSEPS) allow employees of businesses with 25 or fewer employees to contribute a percentage of their wages on a tax-deferred basis. These plans must have been established by the employer prior to January 1, 1997.

(solid bullet) 403(B) CUSTODIAL ACCOUNTS are available to employees of 501(c)(3) tax-exempt institutions, including schools, hospitals, and other charitable organizations.

(solid bullet) DEFERRED COMPENSATION PLANS (457 PLANS) are available to employees of most state and local governments and their agencies and to employees of tax-exempt institutions.

   GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)

   TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS

   These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act
(UGMA) or the Uniform Transfers to Minors Act (UTMA).

   TRUST

   FOR MONEY BEING INVESTED BY A TRUST

   The trust must be established before an account can be opened.

   BUSINESS OR ORGANIZATION

   FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR OTHER GROUPS

   Requires a special application.

HOW TO BUY SHARES

THE PRICE TO BUY ONE SHARE of each fund is the fund's net asset value per share (NAV). Each fund's shares are sold without a sales charge.

Your shares will be purchased at the next NAV calculated after your investment is received in proper form. Each fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.

Each fund reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page 118. Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.

IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888 or visit Fidelity's Web site at www.fidelity.com for an application.

IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:

(small solid bullet) Mail in an application with a check, or

(small solid bullet) Open your account by exchanging from another
Fidelity fund.

IF YOU ARE INVESTING THROUGH A TAX-ADVANTAGED RETIREMENT PLAN, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call 1-800-544-8888 or visit Fidelity's Web site at www.fidelity.com for more information and a retirement application.

If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.

MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT                        $2,500
For certain Fidelity retirement accountsA $500
TO ADD TO AN ACCOUNT                      $250
Through regular investment plansB         $100
MINIMUM BALANCE                           $2000

   A     THIS LOWER MINIMUM APPLIES TO FIDELITY TRADITIONAL IRA, ROTH
IRA, ROTH CONVERSION IRA, ROLLOVER IRA, SEP-IRA, AND KEOGH ACCOUNTS.

   B     FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE
REFER TO "INVESTOR SERVICES," PAGE 116.

These minimums may be lower for investments through a Fidelity
GoalPlannerSM account in Ginnie Mae.

There is no minimum account balance or initial or subsequent investment minimum for investments through Fidelity Portfolio Advisory ServicesSM, a qualified state tuition program, certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts.

Refer to the program materials for details. In addition, each fund reserves the right to waive or lower investment minimums in other circumstances.



                                                                               TO OPEN AN ACCOUNT    TO ADD TO AN ACCOUNT

Phone 1-800-544-7777 (phone_graphic)                                           (small solid          (small solid
                                                                               bullet) Exchange      bullet) Exchange
                                                                               from another          from another
                                                                               Fidelity fund         Fidelity fund
                                                                               account with the      account with the
                                                                               same registration,    same registration,
                                                                               including name,       including name,
                                                                               address, and          address, and
                                                                               taxpayer ID number.   taxpayer ID number.
                                                                                                     (small solid
                                                                                                     bullet) Use
                                                                                                     Fidelity Money
                                                                                                     Line to transfer
                                                                                                     from your bank
                                                                                                     account. Call
                                                                                                     before your first
                                                                                                     use to verify that
                                                                                                     this service is in
                                                                                                     place on your
                                                                                                     account. Maximum
                                                                                                     Money Line: up to
                                                                                                     $100,000.

The Internet www.fidelity.com (computer graphic)                               (small solid          (small solid
                                                                               bullet) Complete      bullet) Exchange
                                                                               and sign the          from another
                                                                               application. Make     Fidelity fund
                                                                               your check payable    account with the
                                                                               to the complete       same registration,
                                                                               name of the fund.     including name,
                                                                               Mail to the           address, and
                                                                               address indicated     taxpayer ID number.
                                                                               on the application.   (small solid
                                                                                                     bullet) Use
                                                                                                     Fidelity Money
                                                                                                     Line to transfer
                                                                                                     from your bank
                                                                                                     account. Visit
                                                                                                     Fidelity's Web
                                                                                                     site before your
                                                                                                     first use to
                                                                                                     verify that this
                                                                                                     service is in
                                                                                                     place on your
                                                                                                     account. Maximum
                                                                                                     Money Line: up to
                                                                                                     $100,000.

Mail (mail_graphic)                                                            (small solid          (small solid
                                                                               bullet) Complete      bullet) Make your
                                                                               and sign the          check payable to
                                                                               application. Make     the complete name
                                                                               your check payable    of the fund.
                                                                               to the complete       Indicate your fund
                                                                               name of the fund.     account number on
                                                                               Mail to the           your check and
                                                                               address indicated     mail to the
                                                                               on the application.   address printed on
                                                                                                     your account
                                                                                                     statement.
                                                                                                     (small solid
                                                                                                     bullet) Exchange
                                                                                                     by mail: call
                                                                                                     1-800-544-6666 for
                                                                                                     instructions.

In Person (hand_graphic)                                                       (small solid          (small solid
                                                                               bullet) Bring your    bullet) Bring your
                                                                               application and       check to a
                                                                               check to a            Fidelity Investor
                                                                               Fidelity Investor     Center. Call
                                                                               Center. Call          1-800-544-9797 for
                                                                               1-800-544-9797 for    the center nearest
                                                                               the center nearest    you.
                                                                               you.

Wire (wire_graphic)                                                            (small solid          (small solid
                                                                               bullet) Call          bullet) Not
                                                                               1-800-544-7777 to     available for
                                                                               set up your           retirement accounts.
                                                                               account and to        (small solid
                                                                               arrange a wire        bullet) Wire to:
                                                                               transaction. Not      Bankers Trust
                                                                               available for         Company, Bank
                                                                               retirement accounts.  Routing
                                                                               (small solid          #021001033,
                                                                               bullet) Wire          Account #00163053.
                                                                               within 24 hours       Specify the
                                                                               to: Bankers Trust     complete name of
                                                                               Company, Bank         the fund and
                                                                               Routing               include your
                                                                               #021001033,           account number and
                                                                               Account #00163053.    your name.
                                                                               Specify the
                                                                               complete name of
                                                                               the fund and
                                                                               include your new
                                                                               account number and
                                                                               your name.

Automatically (automatic_graphic)                                              (small solid          (small solid
                                                                               bullet) Not           bullet) Use
                                                                               available.            Fidelity Automatic
                                                                                                     Account Builder.
                                                                                                     Sign up for this
                                                                                                     service when
                                                                                                     opening your
                                                                                                     account, visit
                                                                                                     Fidelity's Web
                                                                                                     site at
                                                                                                     www.fidelity.com
                                                                                                     to obtain the form
                                                                                                     to add the
                                                                                                     service, or call
                                                                                                     1-800-544-6666 to
                                                                                                     add the service.

(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118



HOW TO SELL SHARES

You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.

THE PRICE TO SELL ONE SHARE of each fund is the fund's NAV.
Your shares will be sold at the next NAV calculated after your order is received in proper form. Each fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.

TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the methods described on these two pages.

TO SELL SHARES IN A FIDELITY RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other Fidelity funds, which can be requested by phone, in writing, or through Fidelity's Web site. Call 1-800-544-6666 for a retirement distribution form.

IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $2,000 worth of shares in the account to keep it open ($500 for retirement accounts).

TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.

CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

(small solid bullet) You wish to redeem more than $100,000 worth of shares,

(small solid bullet) Your account registration has changed within the last 30 days,

(small solid bullet) The check is being mailed to a different address than the one on your account (record address),

(small solid bullet) The check is being made payable to someone other than the account owner, or

(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

SELLING SHARES IN WRITING

Write a "letter of instruction" with:

(small solid bullet) Your name,

(small solid bullet) The fund's name,

(small solid bullet) Your fund account number,

(small solid bullet) The dollar amount or number of shares to be redeemed, and

(small solid bullet) Any other applicable requirements listed in the table that follows.

Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:

 Fidelity Investments
 P.O. Box 660602
 Dallas, TX 75266-0602

CHECKWRITING
If you have a checkbook for your account, you may write an unlimited number of checks. Do not, however, try to close out your account by check.


                                                                               ACCOUNT TYPE          SPECIAL REQUIREMENTS

Phone 1-800-544-7777 (phone_graphic)                                           All account types     (small solid
                                                                               except retirement     bullet) Maximum
                                                                                                     check request:
                                                                               All account types     $100,000.
                                                                                                     (small solid
                                                                                                     bullet) For Money
                                                                                                     Line transfers to
                                                                                                     your bank account;
                                                                                                     minimum: $10;
                                                                                                     maximum: up to
                                                                                                     $100,000.
                                                                                                     (small solid
                                                                                                     bullet) You may
                                                                                                     exchange to other
                                                                                                     Fidelity funds if
                                                                                                     both accounts are
                                                                                                     registered with
                                                                                                     the same name(s),
                                                                                                     address, and
                                                                                                     taxpayer ID number.

Mail or in Person (mail_graphic)(hand_graphic)                                 Individual, Joint     (small solid
                                                                               Tenant, Sole          bullet) The letter
                                                                               Proprietorship,       of instruction
                                                                               UGMA, UTMA            must be signed by
                                                                               Retirement account    all persons
                                                                               Trust                 required to sign
                                                                               Business or           for transactions,
                                                                               Organization          exactly as their
                                                                                                     names appear on
                                                                               Executor,             the account.
                                                                               Administrator,        (small solid
                                                                               Conservator,          bullet) The
                                                                               Guardian              account owner
                                                                                                     should complete a
                                                                                                     retirement
                                                                                                     distribution form.
                                                                                                     Call
                                                                                                     1-800-544-6666 to
                                                                                                     request one.
                                                                                                     (small solid
                                                                                                     bullet) The
                                                                                                     trustee must sign
                                                                                                     the letter
                                                                                                     indicating
                                                                                                     capacity as
                                                                                                     trustee. If the
                                                                                                     trustee's name is
                                                                                                     not in the account
                                                                                                     registration,
                                                                                                     provide a copy of
                                                                                                     the trust document
                                                                                                     certified within
                                                                                                     the last 60 days.
                                                                                                     (small solid
                                                                                                     bullet) At least
                                                                                                     one person
                                                                                                     authorized by
                                                                                                     corporate
                                                                                                     resolution to act
                                                                                                     on the account
                                                                                                     must sign the
                                                                                                     letter.
                                                                                                     (small solid
                                                                                                     bullet) Include a
                                                                                                     corporate
                                                                                                     resolution with
                                                                                                     corporate seal or
                                                                                                     a signature
                                                                                                     guarantee.
                                                                                                     (small solid
                                                                                                     bullet) Call
                                                                                                     1-800-544-6666 for
                                                                                                     instructions.

Wire (wire_graphic)                                                            All account types     (small solid
                                                                               except retirement     bullet) You must
                                                                                                     sign up for the
                                                                                                     wire feature
                                                                                                     before using it.
                                                                                                     To verify that it
                                                                                                     is in place, call
                                                                                                     1-800-544-6666.
                                                                                                     Minimum wire:
                                                                                                     $5,000.
                                                                                                     (small solid
                                                                                                     bullet) Your wire
                                                                                                     redemption request
                                                                                                     must be received
                                                                                                     in proper form by
                                                                                                     Fidelity before
                                                                                                     4:00 p.m. Eastern
                                                                                                     time for money to
                                                                                                     be wired on the
                                                                                                     next business day.

Check (check_graphic)                                                          All account types     (small solid
                                                                                                     bullet) Minimum
                                                                                                     check: $500.
                                                                                                     (small solid
                                                                                                     bullet) All
                                                                                                     account owners
                                                                                                     must sign a
                                                                                                     signature card to
                                                                                                     receive a checkbook.

(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118



INVESTOR SERVICES

Fidelity provides a variety of services to help you manage your account.

INFORMATION SERVICES

FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.

(checkmark)24-HOUR SERVICE
ACCOUNT ASSISTANCE
1-800-544-6666
ACCOUNT TRANSACTIONS
1-800-544-7777
PRODUCT INFORMATION
1-800-544-8888
RETIREMENT ACCOUNT
ASSISTANCE
1-800-544-4774
TOUCHTONE XPRESS SM(automated graphic)
1-800-544-5555
WEB SITE
www.fidelity.com
(automated graphic) AUTOMATED SERVICE

FIDELITY'S WEB SITE at www.fidelity.com offers product and servicing information, customer education, planning tools, and the ability to make certain transactions in your account.

STATEMENTS AND REPORTS that Fidelity sends to you include the following:

(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)

(small solid bullet) Account statements (quarterly)

(small solid bullet) Financial reports (every six months)

To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information.

Electronic copies of most financial reports and prospectuses are available at Fidelity's Web site. To participate in our electronic delivery program, call 1-800-544-6666 or visit Fidelity's Web site at www.fidelity.com for more information.

TRANSACTION SERVICES

EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other Fidelity funds by telephone, in writing, or through Fidelity's Web site.

Note that exchanges out of a fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page .

SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.

FIDELITY MONEY LINE enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.

REGULAR INVESTMENT PLANS

One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call 1-800-544-6666 or visit Fidelity's Web site at www.fidelity.com for more information.

   REGULAR INVESTMENT PLANS

   FIDELITY AUTOMATIC ACCOUNT BUILDER(registered trademark)
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

MINIMUM  FREQUENCY             SETTING UP OR
$100     Monthly or quarterly  CHANGING
                               (small solid
                               bullet) For a new
                               account, complete
                               the appropriate
                               section on the
                               fund application.
                               (small solid
                               bullet) For
                               existing accounts,
                               call
                               1-800-544-6666 or
                               visit Fidelity's
                               Web site at
                               www.fidelity.com
                               for an application.
                               (small solid
                               bullet) To change
                               the amount or
                               frequency of your
                               investment, call
                               1-800-544-6666 at
                               least three
                               business days
                               prior to your next
                               scheduled
                               investment date.


   DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A
FIDELITY FUNDA

MINIMUM  FREQUENCY         SETTING UP OR
$100     Every pay period  CHANGING
                           (small solid
                           bullet) Check the
                           appropriate box on
                           the fund
                           application, or
                           call
                           1-800-544-6666 or
                           visit Fidelity's
                           Web site at
                           www.fidelity.com
                           for an
                           authorization form.
                           (small solid
                           bullet) Changes
                           require a new
                           authorization form.


   FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY
FUND

MINIMUM  FREQUENCY            SETTING UP OR
$100     Monthly, bimonthly,  CHANGING
         quarterly, or        (small solid
         annually             bullet) To
                              establish, call
                              1-800-544-6666
                              after both
                              accounts are opened.
                              (small solid
                              bullet) To change
                              the amount or
                              frequency of your
                              investment, call
                              1-800-544-6666.


   A BECAUSE THEIR SHARE PRICES FLUCTUATE, THESE FUNDS MAY NOT BE
APPROPRIATE CHOICES FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.

SHAREHOLDER AND ACCOUNT POLICIES

DIVIDENDS, CAPITAL GAINS, AND TAXES

Each fund distributes substantially all of its net investment income and capital gains to shareholders each year. Income dividends are declared daily and paid monthly. Capital gains are normally distributed in September and December.

DISTRIBUTION OPTIONS

When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. Each fund offers four options:

1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.

3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.

4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.

If you select distribution option 2 or 3 and the U.S. Postal Service does not deliver your checks, your election may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks. To change your distribution option, call Fidelity at 1-800-544-6666.

Dividends will be reinvested at the fund's NAV on the last day of the month. Capital gain distributions will be reinvested at the NAV as of the date the fund deducts the distribution from its NAV. The mailing of distribution checks will begin within seven days.

(checkmark)UNDERSTANDING
DISTRIBUTIONS
As a fund shareholder, you
are entitled to your share of
the fund's net income and
gains on its investments. The
fund passes its earnings along
to its investors as
DISTRIBUTIONS.

Each fund earns interest from
its investments. These are
passed along as DIVIDEND
DISTRIBUTIONS. The fund may
realize capital gains if it sells
securities for a higher price
than it paid for them. These
are passed along as CAPITAL
GAIN DISTRIBUTIONS.

TAXES

As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-advantaged retirement account, you should be aware of these tax implications.

TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.

For federal tax purposes, each fund's income and short-term capital gains are distributed as dividends and taxed as ordinary income; capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the tax characterization of distributions paid to you in the previous year.

Mutual fund dividends from U.S. Government securities are generally free from state and local income taxes. However, particular states may limit this benefit, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for the benefit. Ginnie Mae securities and other mortgage-backed securities are notable exceptions in most states. In addition, some states may impose intangible property taxes. You should consult your own tax adviser for details and up-to-date information on the tax laws in your state.

TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

Whenever you sell shares of a fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

"BUYING A DIVIDEND." If you buy shares when a fund has realized but not yet distributed capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.

There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment activity in some types of instruments.

TRANSACTION DETAILS

THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. FSC normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.

EACH FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

Each fund's assets are valued on the basis of information furnished by a pricing service or market quotations, if available, or by another method that the Board of Trustees believes accurately reflects fair value. Short-term securities with remaining maturities of sixty days or less for which quotations and information furnished by a pricing service are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value.

WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.

YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.

IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.

EACH FUND RESERVES THE RIGHT to suspend the offering of shares for a period of time.

WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased at the next NAV calculated after your investment is received in proper form. Note the following:

(small solid bullet) All of your purchases must be made in U.S.
dollars and checks must be drawn on U.S. banks.

(small solid bullet) Fidelity does not accept cash.

(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.

(small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.

(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or its transfer agent has incurred.

(small solid bullet) Shares begin to earn dividends on the first business day following the day of purchase.

TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.

CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.

WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your order is received in proper form. Note the following:

(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you.

(small solid bullet) Shares earn dividends through the day of redemption; however, shares redeemed on a Friday or prior to a holiday continue to earn dividends until the next business day.

(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.

(small solid bullet) Each fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.

(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

(small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.

(small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.

FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.

IF YOUR ACCOUNT BALANCE FALLS BELOW $2,000 you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.

FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.

FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the funds without reimbursement from the funds. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.

EXCHANGE RESTRICTIONS

As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds. However, you should note the following:

(small solid bullet) The fund you are exchanging into must be available for sale in your state.

(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.

(small solid bullet) Before exchanging into a fund, read its prospectus.

(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.

(small solid bullet) Exchanges may have tax consequences for you.

(small solid bullet) Because excessive trading can hurt fund performance and shareholders, each fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.

(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.

(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.

Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.

OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to 1.00% and trading fees of up to 3.00% of the amount exchanged. Check each fund's prospectus for details.

Fidelity, Fidelity Investments & (Pyramid) Design, Fidelity
Investments, Fidelity Money Line, TouchTone Xpress, Fidelity Automatic Account Builder, Directed Dividends, and Spartan are registered trademarks of FMR Corp.

Portfolio Advisory Services and Fidelity GoalPlanner are service marks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

(recycle logo) This prospectus is printed on recycled paper using soy-based inks.